    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 25, 2005


                                              SECURITIES ACT FILE NO. 333-118942
                                       INVESTMENT COMPANY ACT FILE NO. 811-21633
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                    FORM N-2
(CHECK APPROPRIATE BOX OR BOXES)

[x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[x] PRE-EFFECTIVE AMENDMENT NO. 4

[ ] POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR
[x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[x] AMENDMENT NO. 4

                              -------------------

                                 COHEN & STEERS
                           DIVIDEND MAJORS FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                              -------------------

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

                                ROBERT H. STEERS
                    COHEN & STEERS CAPITAL MANAGEMENT, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                              -------------------

                                WITH COPIES TO:

             SARAH E. COGAN, ESQ.                         LEONARD B. MACKEY, JR., ESQ.
        SIMPSON THACHER & BARTLETT LLP                       CLIFFORD CHANCE US LLP
             425 LEXINGTON AVENUE                              31 WEST 52ND STREET
           NEW YORK, NEW YORK 10017                         NEW YORK, NEW YORK 10019
                (212) 455-2000                                   (212) 878-8000

                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
    It is proposed that this filing will become effective (check appropriate box)
        [ ] when declared effective pursuant to Section 8(c).
                              -------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================================================
                                                             PROPOSED          PROPOSED
                                                             MAXIMUM           MAXIMUM
         TITLE OF SECURITIES              AMOUNT BEING   OFFERING PRICE       AGGREGATE          AMOUNT OF
           BEING REGISTERED              REGISTERED(1)      PER SHARE       OFFERING PRICE   REGISTRATION FEE(2)
----------------------------------------------------------------------------------------------------------------
Common Shares, $.001 par value........ 17,500,000 Shares     $20.00          $350,000,000      $41,195.00
================================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee.
(2) Includes the registration fee of $126.70 previously paid on September 13, 2004 and the registration fee of $8,615.60 paid on December 7, 2004.
                              -------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED JANUARY 25, 2005


PROSPECTUS

                                         [COHEN & STEERS DIVIDEND MAJORS LOGO]

                                              SHARES
                   COHEN & STEERS DIVIDEND MAJORS FUND, INC.
                                 COMMON SHARES
                                $20.00 PER SHARE
                               -----------------

   Investment Objective. Cohen & Steers Dividend Majors Fund, Inc. (the 'Fund') is a newly organized, diversified, closed-end management investment company. The Fund seeks to achieve high total return consisting of dividend income and capital appreciation.
   Portfolio Contents. Under normal market conditions, the Fund will invest:
     at least 35%, but no more than 65%, of its total assets in common stocks issued by real estate companies, such as real estate investment trusts or 'REITs'; and
     at least 35%, but no more than 65%, of its total assets in a portfolio of common stocks with above-average dividend yields selected using a quantitative screening methodology ('Quantitative Dividend Strategy Stocks').
                                                   (continued on following page)
   INVESTING IN THE COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE 'PRINCIPAL RISKS OF THE FUND' SECTION BEGINNING ON PAGE 29 OF THIS PROSPECTUS.
                               -----------------

                                                              PER SHARE            TOTAL(1)
                                                              ---------            --------
Public offering price.......................................    $20.00                $
Sales load(2)...............................................      $.90                $
Estimated offering expenses(3)..............................      $.04                $
Proceeds, after expenses, to the Fund.......................    $19.06                $

   (1) The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price less the sales load within 45 days of the date of this prospectus, solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses
       and proceeds, after expenses, to the Fund will be $     , $     ,
       $     and $     , respectively. See 'Underwriting.'

   (2) The Fund has agreed to pay the underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. See 'Underwriting.' The Investment Manager has agreed to pay additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. In return, these firms have agreed to provide, upon request, certain structuring and after market support services. See 'Underwriting.'

   (3) The Investment Manager has agreed to pay all organizational expenses and offering costs of the Fund (other than the sales load, but including the $.00667 per Common Share partial reimbursement of expenses to the underwriters) that exceed $.04 per Common Share. The
       estimated offering expenses to be incurred by the Fund are $     .

   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
   The Common Shares will be ready for delivery on or about   , 2005.
                               --------------------

MERRILL LYNCH & CO.                                                        A.G. EDWARDS
DEUTSCHE BANK SECURITIES              LEGG MASON WOOD WALKER              RAYMOND JAMES
                                          INCORPORATED
RBC CAPITAL MARKETS                     OPPENHEIMER & CO.                  ADVEST, INC.
BB&T CAPITAL MARKETS        ROBERT W. BAIRD & CO.        BANC OF AMERICA SECURITIES LLC
CROWELL, WEEDON & CO.      FERRIS, BAKER WATTS       H&R BLOCK FINANCIAL ADVISORS, INC.
                              INCORPORATED
J.J.B. HILLIARD, W.L. LYONS, INC.  JANNEY MONTGOMERY SCOTT LLC  KEYBANC CAPITAL MARKETS
STIFEL, NICOLAUS & COMPANY           SUNTRUST ROBINSON HUMPHREY           TD WATERHOUSE
       INCORPORATED

                               -----------------

                   The date of this prospectus is     , 2005.

(continued from previous page)

Currently, Quantitative Dividend Strategy Stocks must meet the five criteria described below:

       issued by a company having securities outstanding with an 'investment-grade' or better rating by a Nationally Recognized Statistical Rating Organization;

       an average daily dollar volume of trading, during the last three calendar months prior to purchase, of more than $10,000,000;

       the same or an increasing level of regular quarterly dividends in each of the last five years prior to purchase;

       a dividend payout ratio that is less than 65% of the company's operating earnings; and

       the potential to generate qualified dividend income for federal income tax purposes.

    These criteria may be modified or amended from time to time by Cohen & Steers Capital Management, Inc. in response to changes in market conditions in order to continue to seek to achieve the Fund's investment objective.

    The Fund will invest a significant portion, but less than 25%, of its total assets in the securities of companies principally engaged in each of the financial services or utility industries; this policy of investing in the financial services and utility industries and the Fund's concentration of its investments in the real estate industry make the Fund more susceptible to adverse economic or regulatory occurrences affecting these sectors. The Fund also may invest up to 15% of its total assets in securities of foreign issuers.

    Initially, the Fund will allocate approximately 35% of the Fund's total assets to common stocks issued by REITs and other real estate companies and approximately 65% to Quantitative Dividend Strategy Stocks. Thereafter, the portion of the Fund's total assets invested in common stock issued by REITs and other real estate companies and in Quantitative Dividend Strategy Stocks will vary from time to time based on the views of the Investment Manager. At any time, under normal circumstances at least 80%, and generally substantially all, of the Fund's total assets will be invested in dividend-paying common stocks issued by REITs and Quantitative Dividend Strategy Stocks. REIT dividends are generally not eligible to be treated as qualified dividend income. There can be no assurance that the Fund will achieve its investment objective. See 'Investment Objective and Policies' and 'Principal Risks of the Fund.'

    NO PRIOR HISTORY. BECAUSE THE FUND IS RECENTLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. THE SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. THIS RISK MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THE PUBLIC OFFERING. The Fund's Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol 'DVM.'

                               TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----
Prospectus Summary...................................................    4
Summary of Fund Expenses.............................................   22
The Fund.............................................................   23
Use of Proceeds......................................................   23
Investment Objective and Policies....................................   23
Principal Risks of the Fund..........................................   29
Additional Risk Considerations.......................................   38
How the Fund Manages Risk............................................   39
Management of the Fund...............................................   39
Dividends and Distributions..........................................   42
Closed-End Fund Structure............................................   45
Possible Conversion to Open-End Fund Status..........................   45
Repurchase of Shares.................................................   45
Taxation.............................................................   46
Description of Shares................................................   47
Certain Provisions of the Articles of Incorporation and By-Laws......   49
Underwriting.........................................................   51
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar...   53
Reports to Shareholders..............................................   54
Validity of the Shares...............................................   54
Table of Contents of the Statement of Additional Information.........   55


                              -------------------
    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE AND THE UNDERWRITERS HAVE NOT AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE AND THE UNDERWRITERS ARE NOT MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

    This prospectus concisely sets forth information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional
Information, dated        , 2005, as it may be supplemented (the 'SAI'),
containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 55 of this prospectus. You may request a free copy of the SAI by calling
(800) 437-9912. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission website (http://www.sec.gov).

                               PROSPECTUS SUMMARY

    This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's Common Shares. You should review the more detailed information contained in this prospectus and in the SAI, especially the information set forth under the heading 'Principal Risks of the Fund.'

THE FUND.....................................  Cohen & Steers Dividend Majors Fund, Inc. is a newly organized, diversified, closed-end management
                                               investment company.

THE OFFERING.................................  We are offering         shares of common stock
                                               ('Common Shares') through a group of underwriters led
                                               by Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                               ('Merrill Lynch'). You must purchase at least 100
                                               Common Shares ($2,000). The underwriters have been
                                               granted an option to purchase up to
                                               additional Common Shares solely to cover
                                               overallotments, if any. The initial public offering
                                               price is $20.00 per share. See 'Underwriting.' Cohen
                                               & Steers Capital Management, Inc. (the 'Investment
                                               Manager') will be responsible for all organizational
                                               expenses and offering costs (other than the sales
                                               load) that exceed $.04 per share of the Fund's Common
                                               Shares.

INVESTMENT OBJECTIVE AND POLICIES............  The Fund's investment objective is to seek high total return consisting of dividend income and capital
                                               appreciation.

                                               Under normal market conditions, the Fund seeks to
                                               achieve its investment objective by investing in a
                                               portfolio of dividend-paying common stocks issued by
                                               real estate companies, such as REITs, and
                                               Quantitative Dividend Strategy Stocks. Initially, the
                                               Fund will allocate approximately 35% of the Fund's
                                               total assets to common stocks issued by REITs and
                                               other real estate companies and approximately 65% to
                                               Quantitative Dividend Strategy Stocks. Thereafter,
                                               the portion of the Fund's total assets invested in
                                               common stocks issued by REITs and other real estate
                                               companies and in Quantitative Dividend Strategy
                                               Stocks will vary from time to time based on the views
                                               of the Investment Manager. However, under normal
                                               market conditions, the Fund will invest at least 35%,
                                               but no more than 65%, of its total assets in common
                                               stocks issued by REITs and other real estate
                                               companies and at least 35%, but no more than 65%, of

                                               its total assets in Quantitative Dividend Strategy
                                               Stocks. At any time, under normal circumstances, at
                                               least 80%, and generally substantially all, of the
                                               Fund's total assets will be invested in
                                               dividend-paying common stocks issued by real estate
                                               companies, such as REITs, and Quantitative Dividend
                                               Strategy Stocks. There can be no assurance that the
                                               Fund will achieve its investment objective. The
                                               Fund's investment objective and certain investment
                                               policies are considered fundamental and may not be
                                               changed without shareholder approval. See 'Investment
                                               Objective and Policies.'

                                               Investment Strategies. In making investment decisions
                                               with respect to common stocks issued by REITs and
                                               other real estate companies, the Investment Manager
                                               relies on a fundamental analysis of each company.
                                               Securities are evaluated for their potential to
                                               provide an attractive total return, through a
                                               combination of dividend income and capital
                                               appreciation. The Investment Manager reviews each
                                               company's potential for success in light of the
                                               company's industry and sector position, and economic
                                               and market conditions. The Investment Manager
                                               evaluates a number of company-specific factors,
                                               including quality of management, financial condition,
                                               corporate governance, business plan, and cash flow
                                               and dividend growth potential. The Investment Manager
                                               evaluates each securities' valuation on the basis of
                                               price/cash flow multiple, price/net asset value, and
                                               dividend yield.

                                               In making investment decisions with respect to
                                               Quantitative Dividend Strategy Stocks, the Investment
                                               Manager utilizes a quantitative screening investment
                                               process that is designed to identify dividend-paying
                                               common stocks that present an opportunity for capital
                                               appreciation. This investment process focuses on the
                                               common stocks of U.S.-domiciled companies trading on
                                               The New York Stock Exchange, American Stock Exchange
                                               or The NASDAQ Stock Market. Companies are considered
                                               by the Investment Manager to be 'U.S.-domiciled' if
                                               their principal place of business is located in the
                                               United States or its territories. Currently, the
                                               Investment Manager considers for possible investment
                                               as Quantitative Dividend Strategy Stocks only common
                                               stocks that meet the five criteria described below:

                                                  issued by a company having securities outstanding
                                                  with an 'investment-grade' or better rating by a
                                                  Nationally Recognized Statistical Rating
                                                  Organization;

                                                  an average daily dollar volume of trading in the
                                                  stock, during the last three calendar months prior to
                                                  purchase, of more than $10,000,000;

                                                  the same or an increasing level of regular
                                                  quarterly dividends in each of the last five years
                                                  prior to purchase;

                                                  a dividend payout ratio that is less than 65% of
                                                  the company's operating earnings; and

                                                  the potential to generate qualified dividend
                                                  income for federal income tax purposes.

                                               These criteria may be modified or amended from time
                                               to time by the Investment Manager in response to
                                               changes in market conditions in order to continue to
                                               seek to achieve the Fund's investment objective.

                                               In selecting Quantitative Dividend Strategy Stocks,
                                               the Investment Manager then ranks the common stocks
                                               that meet its investment criteria, which the
                                               Investment Manager expects to be at least 50 in
                                               number, in descending order of their dividend yields.
                                               The Investment Manager intends to invest the Fund's
                                               portfolio of Quantitative Dividend Strategy Stocks,
                                               in varying proportions, in the 50 common stocks that
                                               have the highest dividend yields. The Investment
                                               Manager expects that it will invest between 1% and 3%
                                               of the portfolio of Quantitative Dividend Strategy
                                               Stocks in each of these 50 common stocks.

                                               In the event that the Investment Manager is unable to
                                               find at least 50 common stocks that meet the
                                               investment criteria or 50 common stocks that are
                                               suitable investments, the Investment Manager may
                                               invest the portfolio of Quantitative Dividend
                                               Strategy Stocks in a smaller number of stocks. The
                                               Investment Manager will not, however, invest 25% or
                                               more of the Fund's total assets in the securities of
                                               issuers in any one industry except for the real
                                               estate industry.

                                               The Investment Manager expects to reassess (using its
                                               investment process) and rebalance its portfolio of
                                               Quantitative Dividend Strategy Stocks, as necessary,
                                               on

                                               at least an annual basis, but as frequently as the
                                               Investment Manager deems appropriate.

                                               When the Fund sells any investment, receives
                                               distributions from companies whose common stock it
                                               owns or is unable to find suitable investments for
                                               the Fund, it may invest in short-term, high quality
                                               fixed-income securities and money market instruments,
                                               or in cash and cash equivalents (collectively
                                               referred to as 'Short-Term Investments'). The Fund
                                               may use any of its assets, including Short-Term
                                               Investments, for Fund management purposes, including
                                               paying fees and expenses of the Fund.

                                               Common Stocks Issued by Real Estate Companies. Under
                                               normal market conditions, at least 35%, but no more
                                               than 65%, of the Fund's total assets will be invested
                                               in common stocks issued by real estate companies,
                                               such as REITs. A real estate company derives at least
                                               50% of its revenue from real estate or has at least
                                               50% of its assets in real estate. A REIT is a company
                                               dedicated to owning, and usually operating, income
                                               producing real estate, or to financing real estate.
                                               REITs are generally not taxed on income distributed
                                               to shareholders provided they distribute to their
                                               shareholders substantially all of their taxable
                                               income (other than net capital gains) and otherwise
                                               comply with the requirements of the Internal Revenue
                                               Code of 1986, as amended (the 'Code'). As a result,
                                               REITs generally pay relatively higher dividends (as
                                               compared to other types of companies). REIT dividends
                                               are generally not eligible to be treated as qualified
                                               dividend income and will not qualify for the
                                               dividends received deduction. See 'Taxation.'
                                               Substantially all of the common stocks issued by
                                               REITs in which the Fund intends to invest are traded
                                               on a national securities exchange or in the
                                               over-the-counter market. It is the Fund's current
                                               intention to invest approximately 35% of its total
                                               assets in common stocks of REITs and other real
                                               estate companies, although the actual percentage in
                                               its portfolio may change.

                                               Quantitative Dividend Strategy Stocks. Under normal
                                               market conditions, the Fund's portfolio of
                                               Quantitative Dividend Strategy Stocks will generally
                                               pay qualified dividend income. Pursuant to recently
                                               enacted legislation, individuals will generally be
                                               taxed at long-term capital

                                               gain rates on qualified dividend income. The Fund
                                               generally can pass the tax treatment of qualified
                                               dividend income it receives through to individual
                                               shareholders, provided that holding period and other
                                               requirements are met both by the Fund and the
                                               shareholder. In addition, such securities may also
                                               qualify for the dividends received deduction or 'DRD'
                                               under Section 243 of the Code. The DRD generally
                                               allows corporations to deduct from their income 70%
                                               of dividends received. Corporate shareholders are
                                               generally permitted to claim a deduction with respect
                                               to that portion of their distributions attributable
                                               to amounts received by the Fund that qualify for the
                                               DRD. See 'Taxation.'

                                               The Fund will invest a significant portion, but less
                                               than 25%, of its total assets in the securities of
                                               companies principally engaged in each of the
                                               financial services or utility industries. In
                                               addition, as discussed above, under normal market
                                               conditions the Fund will invest at least 35% of its
                                               total assets in common stocks issued by REITs and
                                               other real estate companies. This policy of investing
                                               in the financial services industry and the Fund's
                                               concentration of its investments in the real estate
                                               industry make the Fund more susceptible to adverse
                                               economic or regulatory occurrences affecting these
                                               sectors.

                                               The Fund also may invest up to 15% of its total
                                               assets in securities of foreign issuers. Dividend
                                               income the Fund receives from foreign securities may
                                               not be eligible for the special tax treatment
                                               applicable to qualified dividend income.

                                               The Fund will generally not invest more than 10% of
                                               its total assets in the securities of one issuer. The
                                               Fund may engage in portfolio trading when considered
                                               appropriate, but short-term trading will not be used
                                               as the primary means of achieving the Fund's
                                               investment objective.

                                               There are no limits on portfolio turnover, and
                                               investments may be sold without regard to length of
                                               time held when, in the opinion of the Investment
                                               Manager, investment considerations warrant such
                                               action. A higher portfolio turnover rate results in
                                               correspondingly greater brokerage commissions and
                                               other transactional expenses that are borne by the
                                               Fund. High

                                               portfolio turnover may result in the realization of
                                               net short-term capital gains by the Fund which, when
                                               distributed to shareholders, will be taxable as
                                               ordinary income.

                                               There can be no assurance that the strategy employed
                                               by the Fund will be successful or result in the
                                               investment objective of the Fund being achieved. See
                                               'Investment Objective and Policies.'

PRINCIPAL RISKS OF THE FUND..................  The Fund is a diversified, closed-end management investment company designed primarily as a long-term
                                               investment and not as a trading vehicle. The Fund is
                                               not intended to be a complete investment program and,
                                               due to the uncertainty inherent in all investments,
                                               there can be no assurance that we will achieve our
                                               investment objective.

                                               No Operating History. The Fund is a newly organized,
                                               diversified, closed-end management investment company
                                               with no operating history. See 'The Fund' and
                                               'Principal Risks of the Fund -- No Operating
                                               History.'

                                               Investment Risk. An investment in the Fund is subject
                                               to investment risk, including the possible loss of
                                               the entire amount that you invest. See 'Principal
                                               Risks of the Fund -- Investment Risk.'

                                               Market Risk. Your investment in Common Shares
                                               represents an indirect investment in the common stock
                                               and other securities owned by the Fund, substantially
                                               all of which are traded on a national securities
                                               exchange or in the over-the-counter markets. The
                                               value of these securities, like other investments,
                                               may move up or down, sometimes rapidly and
                                               unpredictably. Your Common Shares at any point in
                                               time may be worth less than what you invested, even
                                               after taking into account the reinvestment of Fund
                                               dividends and distributions. See 'Principal Risks of
                                               the Fund -- Market Risk.'

                                               Common Stock Risk. The Fund invests in the
                                               dividend-paying common stocks of REITs and other
                                               companies and in Quantitative Dividend Strategy
                                               Stocks. Common stocks are subject to special risks.
                                               Although common stocks have historically generated
                                               higher average returns than fixed-income securities
                                               over the long-term, common stocks also have
                                               experienced

                                               significantly more volatility in returns. Common
                                               stocks may be more susceptible to adverse changes in
                                               market value due to issuer specific events or general
                                               movements in the equities markets. Common stock
                                               prices fluctuate for many reasons, including changes
                                               in investors' perceptions of the financial condition
                                               of an issuer or the general condition of the relevant
                                               stock market, or the occurrence of political or
                                               economic events affecting issuers. The common stocks
                                               in which the Fund will invest are structurally
                                               subordinated to preferred securities, bonds and other
                                               debt instruments in a company's capital structure in
                                               terms of priority to corporate income and assets,
                                               and, therefore, will be subject to greater risk than
                                               the preferred securities or debt instruments of such
                                               issuers. In addition, common stock prices may be
                                               sensitive to rising interest rates as the costs of
                                               capital rise and borrowing costs increase. See
                                               'Principal Risks of the Fund -- Common Stock Risk.'

                                               Special Risks of Securities Linked to the Real Estate
                                               Market. Since at least 35% of the Fund's total assets
                                               normally will be concentrated in common stocks of
                                               real estate companies, such as REITs, your investment
                                               in the Fund will be significantly impacted by the
                                               performance of the real estate markets. Property
                                               values may fall due to increasing vacancies or
                                               declining rents resulting from economic, legal or
                                               cultural developments. REIT prices also may drop
                                               because of the failure of borrowers to pay their
                                               loans and poor management. Many REITs utilize
                                               leverage, which increases investment risk and could
                                               adversely affect a REIT's operations and market value
                                               in periods of rising interest rates as well as risks
                                               normally associated with debt financing. Real
                                               property investments are subject to varying degrees
                                               of risk. The yields available from investments in
                                               real estate depend on the amount of income and
                                               capital appreciation generated by the related
                                               properties. Income and real estate values may also be
                                               adversely affected by such factors as applicable laws
                                               (e.g., Americans with Disabilities Act and tax laws),
                                               interest rate levels and the availability of
                                               financing. If the properties do not generate
                                               sufficient income to meet operating expenses,
                                               including, where applicable, debt service, ground
                                               lease payments, tenant improvements, third-party
                                               leasing commissions and other capital

                                               expenditures, the income and ability of the REIT to
                                               make payments of any interest and principal on its
                                               debt securities will be adversely affected. In
                                               addition, real property may be subject to the quality
                                               of credit extended and defaults by borrowers and
                                               tenants. The performance of the economy in each of
                                               the regions in which the real estate owned by the
                                               portfolio company is located affects occupancy,
                                               market rental rates and expenses and, consequently,
                                               has an impact on the income from such properties and
                                               their underlying values. The financial results of
                                               major local employers also may have an impact on the
                                               cash flow and value of certain properties. In
                                               addition, real estate investments are relatively
                                               illiquid and, therefore, the ability of REITs to vary
                                               their portfolios promptly in response to changes in
                                               economic or other conditions is limited. A REIT may
                                               also have joint venture investments in certain of its
                                               properties and, consequently, its ability to control
                                               decisions relating to such properties may be limited.
                                               In addition, there are risks associated with
                                               particular sectors of real estate investments.

                                               General Real Estate Risks

                                               Retail Properties. Retail properties are affected by
                                               the overall health of the applicable economy and may
                                               be adversely affected by the growth of alternative
                                               forms of retailing, bankruptcy, departure or
                                               cessation of operations of a tenant, a shift in
                                               consumer demand due to demographic changes, spending
                                               patterns and lease terminations.

                                               Office Properties. Office properties are affected by
                                               the overall health of the economy and other factors
                                               such as a downturn in the businesses operated by
                                               their tenants, obsolescence and noncompetitiveness.

                                               Hotel Properties. The risks of hotel properties
                                               include, among other things, the necessity of a high
                                               level of continuing capital expenditures,
                                               competition, increases in operating costs which may
                                               not be offset by increases in revenues, dependence on
                                               business and commercial travelers and tourism,
                                               increases in fuel costs and other expenses of travel
                                               and adverse effects of general and local economic
                                               conditions. Hotel properties tend to be

                                               more sensitive to adverse economic conditions and
                                               competition than many other commercial properties.

                                               Healthcare Properties. Healthcare properties and
                                               healthcare providers are affected by several
                                               significant factors including federal, state and
                                               local laws governing licenses, certification,
                                               adequacy of care, pharmaceutical distribution,
                                               medical rates, equipment, personnel and other factors
                                               regarding operations; continued availability of
                                               revenue from government reimbursement programs
                                               (primarily Medicaid and Medicare); and competition on
                                               a local and regional basis. The failure of any
                                               healthcare operator to comply with governmental laws
                                               and regulations may affect its ability to operate its
                                               facility or receive government reimbursements.

                                               Multifamily Properties. The value and successful
                                               operation of a multifamily property may be affected
                                               by a number of factors such as the location of the
                                               property, the ability of the management team, the
                                               level of mortgage rates, presence of competing
                                               properties, adverse economic conditions in the
                                               locale, oversupply and rent control laws or other
                                               laws affecting such properties.

                                               Insurance Issues. Certain of the portfolio companies
                                               may carry comprehensive liability, fire, flood,
                                               earthquake extended coverage and rental loss
                                               insurance with various policy specifications, limits
                                               and deductibles. Should any type of uninsured loss
                                               occur, the portfolio company could lose its
                                               investment in, and anticipated profits and cash flows
                                               from, a number of properties, which would as a result
                                               impact the Fund's investment performance.

                                               Credit Risk. REITs may be highly leveraged and
                                               financial covenants may affect the ability of REITs
                                               to operate effectively.

                                               Environmental Issues. In connection with the
                                               ownership (direct or indirect), operation, management
                                               and development of real properties that may contain
                                               hazardous or toxic substances, a portfolio company
                                               may be considered an owner, operator or responsible
                                               party of such properties and, therefore, may be
                                               potentially liable for removal or remediation costs,
                                               as well as certain other costs, including
                                               governmental fines and liabilities for

                                               injuries to persons and property. The existence of
                                               any such material environmental liability could have
                                               a material adverse effect on the results of
                                               operations and cash flow of any such portfolio
                                               company and, as a result, the amount available to
                                               make distributions on shares of such portfolio
                                               company could be reduced.

                                               Smaller Companies. Even the larger REITs in the
                                               industry tend to be small to medium-sized companies
                                               in relation to the equity markets as a whole. REIT
                                               shares, therefore, can be more volatile than, and
                                               perform differently from, larger company stocks.
                                               There may be less trading in a smaller company's
                                               stock, which means that buy and sell transactions in
                                               that stock could have a larger impact on the stock's
                                               price than is the case with larger company stocks.
                                               Further, smaller companies may have fewer business
                                               lines; changes in any one line of business,
                                               therefore, may have a greater impact on a smaller
                                               company's stock price than is the case for a larger
                                               company. As of November 30, 2004, the market
                                               capitalization of REITs ranged in size from
                                               approximately $4.0 million to approximately
                                               $13.7 billion.

                                               Tax Issues. REITs are subject to a highly technical
                                               and complex set of provisions in the Code. It is
                                               possible that the Fund may invest in a real estate
                                               company which purports to be a REIT and that the
                                               company could fail to qualify as a REIT. In the event
                                               of any such unexpected failure to qualify as a REIT,
                                               the company would be subject to corporate-level
                                               taxation, significantly reducing the return to the
                                               Fund on its investment in such company. REITs could
                                               possibly fail to qualify for tax free pass-through of
                                               income under the Code, or to maintain their
                                               exemptions from registration under the Investment
                                               Company Act of 1940, as amended (the '1940 Act'). The
                                               above factors may also adversely affect a borrower's
                                               or a lessee's ability to meet its obligations to the
                                               REIT. In the event of a default by a borrower or
                                               lessee, the REIT may experience delays in enforcing
                                               its rights as a mortgagee or lessor and may incur
                                               substantial costs associated with protecting its
                                               investments.

                                               See 'Principal Risks of the Fund -- Special Risks of
                                               Securities Linked to the Real Estate Market.'

                                               General Risks of Securities Linked to the Financial
                                               Services Industry. The Fund intends to invest a
                                               significant portion, but less than 25%, of its total
                                               assets in the securities of companies principally
                                               engaged in financial services. Because the Fund may
                                               invest such amounts in this sector, the Fund may be
                                               susceptible to adverse economic or regulatory
                                               occurrences affecting that sector. A company is
                                               'principally engaged' in financial services if it
                                               owns financial services-related assets that are
                                               responsible for at least 50% of its revenues.
                                               Companies in the financial services sector include
                                               commercial banks, industrial banks, savings
                                               institutions, finance companies, diversified
                                               financial services companies, investment banking
                                               firms, securities brokerage houses, investment
                                               advisory companies, leasing companies, insurance
                                               companies and companies providing similar services.
                                               These are risks associated with investing in the
                                               financial services sector, including:

                                                  financial services companies may suffer a setback
                                                  if regulators change the rules under which they
                                                  operate;

                                                  unstable interest rates can have a
                                                  disproportionate effect on the financial services
                                                  sector;

                                                  financial services companies whose securities the
                                                  Fund may purchase may themselves have concentrated
                                                  portfolios, such as a high level of loans to real
                                                  estate developers, which makes them vulnerable to
                                                  economic conditions that affect that sector; and

                                                  financial services companies have been affected by
                                                  increased competition, which could adversely
                                                  affect the profitability or viability of such
                                                  companies.

                                               See 'Principal Risks of the Fund -- General Risks of
                                               Securities Linked to the Financial Services
                                               Industry.'

                                               General Risks of Securities Linked to the Utility
                                               Industry. The Fund intends to invest a significant
                                               portion, but less than 25%, of its total assets, in
                                               the securities of companies principally engaged in
                                               the utility industry. Because the Fund may invest
                                               such amounts in this sector, the Fund may be
                                               susceptible to adverse economic or regulatory
                                               occurrences affecting that sector.

                                               Utility companies derive at least 50% of their
                                               revenues from, or have at least 50% of their assets
                                               committed to, the:

                                                  generation, transmission, sale or distribution of
                                                  electric energy;

                                                  distribution, purification and treatment of water;
                                                  production, transmission or distribution of
                                                  natural gas; and

                                                  provision of communications services, including
                                                  cable television, satellite, microwave, radio,
                                                  telephone and other communications media.

                                               Certain segments of this industry and individual
                                               companies within such segments may not perform as
                                               well as the industry as a whole. Issuers in the
                                               utility industry are subject to a variety of factors
                                               that may adversely affect their business or
                                               operations, including:

                                                  high interest cost in connection with capital
                                                  construction and improvement programs;

                                                  difficulty in raising capital in adequate amounts
                                                  on reasonable terms in periods of high inflation and
                                                  unsettled capital markets;

                                                  governmental regulation of rates charged to
                                                  customers;

                                                  costs associated with compliance with and changes
                                                  in environmental and other regulations;

                                                  effects of economic slowdowns and surplus
                                                  capacity;

                                                  increased competition from other providers of
                                                  utility services;

                                                  inexperience with and potential losses resulting
                                                  from a developing deregulatory environment;

                                                  costs associated with the reduced availability of
                                                  certain types of fuel, occassionally reduced
                                                  availability and high costs of natural gas for
                                                  resale, and the effects of energy conservation
                                                  policies;

                                                  effects of a national energy policy and lengthy
                                                  delays and greatly increased costs and other problems
                                                  associated with the design, construction,
                                                  licensing, regulation and operation of nuclear
                                                  facilities for electric generation, including,
                                                  among other considerations, the problems
                                                  associated with the use of radioactive materials
                                                  and the disposal of radioactive wastes;

                                                  technological innovations that may render existing
                                                  plants, equipment or products obsolete; and

                                                  potential impact of terrorist activities on the
                                                  utility industry and its customers and the impact of
                                                  natural or man-made disasters, including events
                                                  such as the blackout that affected electric
                                                  utility companies in many Mid-Atlantic and Midwest
                                                  states in 2003.

                                               Issuers in the utility industry may be subject to
                                               regulation by various governmental authorities and
                                               may be affected by the imposition of special tariffs
                                               and changes in tax laws, regulatory policies and
                                               accounting standards. In addition, there are
                                               substantial differences between the regulatory
                                               practices and policies of various jurisdictions, and
                                               any given regulatory agency may make major shifts in
                                               policy from time to time. There is no assurance that
                                               regulatory authorities will, in the future, grant
                                               rate increases or that such increases will be
                                               adequate to permit the payment of dividends on
                                               preferred or common stocks. Prolonged changes in
                                               climatic conditions can also have a significant
                                               impact on both the revenues of an electric or gas
                                               utility as well as its expenses. See 'Principal Risks
                                               of the Fund -- General Risks of Securities Linked to
                                               the Utility Industry.'

                                               Foreign Securities Risks. Under normal market
                                               conditions, the Fund may invest up to 15% of its
                                               total assets in securities of foreign issuers. Such
                                               investments involve certain risks not involved in
                                               domestic investments. Certain foreign countries may
                                               impose restrictions on the ability of issuers of
                                               foreign securities to make payments of principal and
                                               interest to investors located outside the country,
                                               due to blockage of foreign currency exchanges or
                                               otherwise. Generally, there is less publicly
                                               available information about foreign companies due to
                                               less rigorous disclosure or accounting standards and
                                               regulatory practices. In addition, the Fund will be
                                               subject to risks associated with adverse political
                                               and economic developments in foreign countries, which
                                               could cause the Fund to lose money on its investments
                                               in foreign securities. Typically, the Fund will not
                                               hold any foreign securities of issuers in so-called
                                               'emerging markets' (or lesser developed countries),
                                               but to the extent it does, the Fund will not invest
                                               more than 10% of its total assets in such securities.
                                               Investments in such securities are particularly
                                               speculative. See 'Principal Risks of the
                                               Fund -- Foreign Securities Risk.'

                                               Interest Rate Risk. Because the Fund's investment
                                               strategy involves investing primarily in
                                               dividend-paying common stocks, market interest rates
                                               may affect -- at times significantly -- the value of
                                               the Fund's assets. As market interest rates rise, the
                                               values of securities that provide income to their
                                               shareholders, such as dividend-paying common stocks,
                                               tend to decline. Market interest rates are currently
                                               at relatively low levels and, therefore, the values
                                               of the securities held by the Fund may decline if
                                               market interest rates rise. See 'Principal Risks of
                                               the Fund -- Interest Rate Risk.'

                                               Tax Risk. The Fund's investment program and the tax
                                               treatment of Fund distributions may be affected by
                                               Internal Revenue Service ('IRS') interpretations of
                                               the Code and future changes in tax laws and
                                               regulations. Under current law, qualified dividend
                                               income and long-term capital gains are taxed to
                                               non-corporate investors at a maximum federal income
                                               tax rate of 15%. The provisions of the Code that
                                               currently apply to the favorable tax treatment of
                                               qualified dividend income are scheduled to expire on
                                               December 31, 2008 unless future legislation is passed
                                               to make the provisions effective beyond this date.
                                               There can be no assurance of what portion, if any, of
                                               the Fund's distributions will be entitled to the
                                               lower tax rates that apply to qualified dividend
                                               income. REIT dividends are generally not eligible to
                                               be treated as qualified dividend income.

                                               Although the Fund intends, to the extent possible,
                                               that a certain proportion of its quarterly dividends
                                               will consist, in the hands of its shareholders, of
                                               qualified dividend income and long term capital
                                               gains, the Fund also expects to distribute any other
                                               net investment income and net short-term capital
                                               gains that it may have. The Fund also may have
                                               ordinary income from dividends with respect to stocks
                                               that are in its portfolio if it does not meet certain
                                               holding period and other requirements, and from its
                                               other investments. Based upon a non-corporate
                                               shareholder's particular circumstances, a shareholder
                                               may not receive qualified dividend income or
                                               long-term capital gains tax treatment on all or a
                                               part of a quarterly distribution, and may be taxed at
                                               rates significantly higher than the maximum current
                                               federal income tax rate for qualified dividend income
                                               and

                                               long-term capital gains of 15%. See 'Principal Risks
                                               of the Fund -- Tax Risk' and 'Taxation.'

                                               The Fund's sales of its portfolio securities may be
                                               effected at inopportune times or may not have the
                                               desired tax effects.

                                               Investments in Other Investment Companies. The Fund
                                               may invest in securities of other investment
                                               companies, subject to limitations imposed by the 1940
                                               Act. The shares of other investment companies are
                                               subject to the management fees and other expenses of
                                               those companies, and the purchase of shares of some
                                               investment companies requires the payment of sales
                                               loads and (in the case of closed-end investment
                                               companies) sometimes substantial premiums above the
                                               value of such companies' portfolio securities or net
                                               asset values. The Fund would continue, at the same
                                               time, to pay its own fees and expenses with respect
                                               to all its investments, including shares of other
                                               investment companies. The Fund may invest in the
                                               shares of other investment companies when the
                                               potential benefits of the investment outweigh the
                                               payment of any fees and expenses and, when
                                               applicable, premiums or sales loads. See 'Principal
                                               Risks of the Fund -- Investments in Other Investment
                                               Companies.'

                                               Risk of Market Price Discount From Net Asset Value.
                                               Shares of closed-end investment companies frequently
                                               trade at a discount from their net asset value. This
                                               characteristic is a risk separate and distinct from
                                               the risk that net asset value could decrease as a
                                               result of investment activities and may be greater
                                               for investors expecting to sell their shares in a
                                               relatively short period following completion of this
                                               offering. We cannot predict whether the shares will
                                               trade at, above or below net asset value. Net asset
                                               value will be reduced immediately following the
                                               offering by the sales load and the amount of
                                               organizational and offering expenses paid by the
                                               Fund. See 'Principal Risks of the Fund -- Risk of
                                               Market Price Discount From Net Asset Value.'

                                               Currency Devaluations and Fluctuations. The Fund may
                                               invest in non-dollar-denominated investments. A
                                               decline in the value of currencies in which the
                                               Fund's investments are denominated against the dollar
                                               will result in a corresponding decline in the dollar
                                               value of the Fund's assets. These declines will in
                                               turn affect the

                                               Fund's income and net asset value. See 'Principal
                                               Risks of the Fund -- Currency Devaluations and
                                               Fluctuations.'

ADDITIONAL RISK CONSIDERATIONS...............  Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be
                                               worth less in the future as inflation decreases the
                                               value of money. As inflation increases, the real
                                               value of the Common Shares and distributions can
                                               decline. See 'Additional Risk Considerations --
                                               Inflation Risk.'

                                               Portfolio Turnover Risk. We may engage in portfolio
                                               trading when considered appropriate. There are no
                                               limits on the rate of portfolio turnover. A higher
                                               turnover rate results in correspondingly greater
                                               brokerage commissions and other transactional
                                               expenses which are borne by the Fund. See 'Additional
                                               Risk Considerations -- Portfolio Turnover Risk.'

                                               Anti-Takeover Provisions. Certain provisions of our
                                               Articles of Incorporation and By-Laws could have the
                                               effect of limiting the ability of other entities or
                                               persons to acquire control of the Fund or to modify
                                               our structure. The provisions may have the effect of
                                               depriving you of an opportunity to sell your shares
                                               at a premium over prevailing market prices and may
                                               have the effect of inhibiting conversion of the Fund
                                               to an open-end investment company. See 'Certain
                                               Provisions of the Articles of Incorporation and
                                               By-Laws' and 'Additional Risk Considerations --
                                               Anti-Takeover Provisions.'

                                               Market Disruption Risk. The aftermath of the war in
                                               Iraq and the continuing occupation of Iraq,
                                               instability in the Middle East and terrorist attacks
                                               in the United States and around the world may have
                                               resulted in market volatility and have long-term
                                               effects on the U.S. and worldwide financial markets
                                               and may cause further economic uncertainties in the
                                               U.S. and worldwide. These events could also adversely
                                               affect individual issuers and interest rates,
                                               secondary trading, inflation and deflation. The Fund
                                               does not know how long the securities markets will
                                               continue to be affected by these events and cannot
                                               predict the effects of the occupation or similar
                                               events in the future on the U.S. economy and
                                               securities markets. See 'Additional Risk
                                               Considerations -- Market Disruption Risk.'

                                               Given the risks described above, an investment in the
                                               Common Shares may not be appropriate for all
                                               investors. You should carefully consider your ability
                                               to assume these risks before making an investment in
                                               the Fund.

INVESTMENT MANAGER...........................  Cohen & Steers Capital Management, Inc. is the
                                               investment manager of the Fund pursuant to an
                                               Investment Management Agreement. The Investment
                                               Manager was formed in 1986, and as of October 31,
                                               2004 had approximately $16.9 billion in assets under
                                               management. Its clients include pension plans,
                                               endowment funds and mutual funds, including some of
                                               the largest open-end and closed-end real estate
                                               funds. The Investment Manager is a wholly owned
                                               subsidiary of Cohen & Steers, Inc., a publicly traded
                                               company whose common stock is listed on the New York
                                               Stock Exchange under the symbol 'CNS.' The Investment
                                               Manager also will have responsibility for providing
                                               administrative services and assisting the Fund with
                                               operational needs pursuant to an Administration
                                               Agreement. In accordance with the terms of the
                                               Administration Agreement, the Fund has entered into
                                               an agreement with State Street Bank and Trust
                                               Company ('State Street Bank') to perform certain
                                               administrative functions subject to the supervision
                                               of the Investment Manager (the 'Sub-Administration
                                               Agreement'). See 'Management of the Fund --
                                               Administration and Sub-Administration Agreement.'

FEES AND EXPENSES............................  The Fund will pay the Investment Manager a monthly fee computed at the annual rate of .75% of average
                                               daily net assets. See 'Management of the Fund --
                                               Investment Manager.'

LISTING AND SYMBOL...........................  The Fund's Common Shares have been approved for listing on the New York Stock Exchange, subject to
                                               notice of issuance, under the symbol 'DVM.'

DIVIDENDS AND DISTRIBUTIONS..................  The Fund intends to distribute its net investment income on a monthly basis and to distribute annually
                                               its net long-term capital gains, if any.

                                               Your initial distribution is expected to be declared
                                               approximately 45 days, and paid approximately 60 to
                                               90 days, from the completion of this offering,
                                               depending upon market conditions.

                                               Subject to the discussion in the following paragraph,
                                               in order to allow the Fund's Common Shareholders to

                                               realize a predictable, but not guaranteed, level of
                                               cash flow commencing with the Fund's first dividend,
                                               the Fund intends to make regular monthly
                                               distributions to Common Shareholders at a fixed rate
                                               per Common Share based on the projected performance
                                               of the Fund, which rate may be adjusted from time to
                                               time ('Level Rate Dividend Policy'). The Fund's Board
                                               of Directors has initially determined to pay monthly
                                               distribution on each Common Share at an annualized
                                               rate of 6% of the initial public offering price per
                                               Common Share. The Level Rate Dividend Policy may
                                               require certain distributions to be recharacterized
                                               as a return of capital. The Fund has filed an
                                               exemptive application with the Securities and
                                               Exchange Commission seeking an order under the 1940
                                               Act. The order, if granted, will allow the Fund to
                                               pay monthly distributions at a fixed rate per Common
                                               Share or a fixed percentage of its net asset value
                                               that may include periodic distributions
                                               of long-term capital gains ('Managed Dividend
                                               Policy'). If and when the Fund receives the requested
                                               relief, the Fund may, subject to the determination of
                                               its Board of Directors, implement a Managed Dividend
                                               Policy. There is no guarantee that the Fund will
                                               receive the Securities and Exchange Commission order
                                               or the approval of its Board of Directors to
                                               implement a Managed Dividend Policy. See 'Dividends
                                               and Distributions.'

DIVIDEND REINVESTMENT PLAN...................  You will receive your dividends in additional Common
                                               Shares purchased in the open market or issued by the
                                               Fund through the Fund's Dividend Reinvestment Plan,
                                               unless you elect to have their dividends and other
                                               distributions from the Fund paid in cash. Common
                                               Shareholders whose Common Shares are held in the name
                                               of a broker or nominee should contact the broker or
                                               nominee to confirm that the dividend reinvestment
                                               service is available. See 'Dividends and
                                               Distributions' and 'Taxation.'

CUSTODIAN, TRANSFER AGENT, DIVIDEND
DISBURSING AGENT AND REGISTRAR...............  State Street Bank and Trust Company will act as custodian for the Fund, and The Bank of New York will
                                               act as transfer agent, dividend disbursing agent and
                                               registrar for the Fund. See 'Custodian, Transfer
                                               Agent, Dividend Disbursing Agent and Registrar.'

                            SUMMARY OF FUND EXPENSES

    The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund issues approximately 10,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See 'Management of the Fund.'

SHAREHOLDER TRANSACTION EXPENSES
    Sales load paid by you (as a percentage of offering
      price)................................................      4.50%
    Expenses borne by the Fund (as a percentage of offering
      price)................................................       .20%(1)
    Dividend Reinvestment Plan fees.........................       None(2)

                                                               PERCENTAGE OF
                                                                NET ASSETS
                                                              ATTRIBUTABLE TO
                                                               COMMON SHARES
                                                               -------------
ANNUAL EXPENSES
    Investment Management fees..............................        .75%
    Other expenses..........................................        .24%
    Interest payments on borrowed funds.....................        None
                                                                   -----
    Total annual fund operating expenses....................        .99%
                                                                   =====

---------

   (1) The Investment Manager has also agreed to pay all organizational expenses and offering costs (other than the sales load) of the Fund that exceed $.04 per Common Share (.20% of the offering price).

   (2) Common Shares purchased by the Plan Agent will be subject to an estimated $.10 per share brokerage commission. Also, a Common Shareholder who directs the Plan Agent to sell shares held in a dividend reinvestment account will pay a $15.00 fee plus an estimated $.10 per share brokerage commission.

    The following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of .99% of net assets attributable to Common Shares and (2) a 5% annual return:

                                                             1 YEAR   3 YEARS   5 YEARS    10 YEARS
                                                             ------   -------   -------    --------
    Total Expenses Incurred................................   $55       $75       $97        $161

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. The example assumes that the estimated 'Other Expenses' set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

    Cohen & Steers Dividend Majors Fund, Inc. is a newly organized, diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on September 13, 2004 and is registered as an investment company under the 1940 Act. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 757 Third Avenue, New York, New York 10017, and its telephone number is (212) 832-3232.

                                USE OF PROCEEDS

    We estimate the net proceeds of this offering, after deducting organization expenses and offering costs (other than the sales load) that do not exceed $.04
per Common Share, to be $      , or $      assuming exercise of the
overallotment option in full. The net proceeds will be invested in accordance with the policies set forth under 'Investment Objective and Policies.' A portion of the organization and offering expenses of the Fund has been advanced by the Investment Manager and will be repaid by the Fund upon closing of this offering. The Investment Manager will incur and be responsible for all of the Fund's organization expenses and offering costs (other than the sales load) that exceed $.04 per Common Share.

    We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objective and policies within three to six months of the initial public offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See 'Investment Objective and Policies.'

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

    The Fund's investment objective is to achieve high total return consisting of dividend income and capital appreciation. The Fund is not intended as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. At any time, under normal circumstances, at least 80%, and generally substantially all, of the Fund's total assets will be invested in dividend-paying common stocks issued by real estate companies, such as REITs, and Quantitative Dividend Strategy Stocks.

    Under normal market conditions, the Fund will invest:

      at least 35%, but no more than 65%, of its total assets in common stocks issued by real estate companies, such as REITs; and

      at least 35%, but no more than 65%, of its total assets in Quantitative Dividend Strategy Stocks.

    The Fund's concentration of investments in the real estate industry makes the Fund more susceptible to adverse economic or regulatory occurrences affecting that industry. See 'Principal Risks of the Fund -- Special Risks of Securities Linked to the Real Estate Market.'

    Under normal market conditions, the Fund intends to invest at least 35% of its total assets in income producing common stocks issued by REITs and other real estate companies. Substantially all of the common stocks issued by REITs in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. A real estate company derives at least 50% of its revenue from real estate or has at least 50% of its assets in real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their taxable income (other than net capital gains) and otherwise comply with the requirements of the Code. As a result, REITs generally pay relatively higher dividends (as compared to other types of companies). It is the Fund's current intention to initially invest approximately 35% of its total assets in common stocks of REITs and other real estate companies, although the actual percentage in its portfolio may change.

    Currently, Quantitative Dividend Strategy Stocks must meet the five criteria described below:

      issued by a company having securities outstanding with an 'investment-grade' or better rating by a Nationally Recognized Statistical Rating Organization;

      an average daily dollar volume of trading, during the last three calendar months prior to purchase, of more than $10,000,000;

      the same or an increasing level of regular quarterly dividends in each of the last five years prior to purchase;

      a dividend payout ratio that is less than 65% of the company's operating earnings; and

      the potential to generate qualified dividend income for federal income tax purposes.

    These criteria may be modified or amended from time to time by the Investment Manager in response to changes in market conditions in order to continue to seek to achieve the Fund's investment objective.

    The Investment Manager intends to invest the Fund's portfolio of Quantitative Dividend Strategy Stocks, in varying portions, in the 50 Quantitative Dividend Strategy Stocks that the Investment Manager has identified that have the highest dividend yields, as discussed below.

    The Fund will invest a significant portion, but less than 25%, of its total assets in the securities of companies principally engaged in each of the financial services or utility industries; this policy of investing in the financial services and utility industries, and the Fund's concentration of its investments in the real estate industry, make the Fund more susceptible to adverse economic or regulatory occurrences affecting these sectors. The Fund also may invest up to 15% of its total assets in securities of foreign issuers. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

    The Fund's investment objective and certain other policies are fundamental and may not be changed without the approval of the holders of a 'majority of the outstanding' Common Shares voting together. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of shareholders, although we have no current intention of doing so.

INVESTMENT STRATEGIES

    In making investment decisions with respect to common stocks issued by REITs and other real estate companies, the Investment Manager relies on a fundamental analysis of each company.

Securities are evaluated for their potential to provide an attractive total return through a combination of dividend income and capital appreciation. The Investment Manager reviews each company's potential for success in light of the company's industry and sector position, and economic and market conditions. The Investment Manager evaluates a number of company-specific factors, including quality of management, financial condition, corporate governance, business plan, and cash flow and dividend growth potential. The Investment Manager evaluates each securities' valuation on the basis of price/cash flow multiple, price/net asset value and dividend yield.

    In making investment decisions with respect to Quantitative Dividend Strategy Stocks, the Investment Manager utilizes an investment process that is designed to identify dividend-paying common stocks that present an opportunity for capital appreciation. This investment process focuses on the common stocks of U.S.-domiciled companies trading on The New York Stock Exchange, American Stock Exchange or The NASDAQ Stock Market. Companies are considered by the Investment Manager to be 'U.S.-domiciled' if their principal place of business is located in the United States or its territories. Currently, the Investment Manager considers for possible investment only common stocks that meet the five criteria described below.

    Investment Grade Rating. To be eligible for purchase, a common stock must be issued by a company with securities outstanding with an 'investment grade' or better rating as determined by any one of the rating agencies that have been designated as Nationally Recognized Statistical Rating Organizations ('NRSROs') by the Securities and Exchange Commission. A rating agency is designated as an NRSRO by the Securities and Exchange Commission upon a review of its operations, position in the marketplace and other criteria, particularly national recognition of the agency as an issuer of credible and reliable ratings. There are currently only four NRSROs -- Dominion Bond Rating Service Ltd., Fitch, Inc., Moody's Investors Service and Standard & Poor's Division of The McGraw Hill Companies Inc. An NRSRO typically provides ratings that indicate its opinion on the creditworthiness of an entity and the financial obligations (such as, bonds, preferred stock, and commercial paper) issued by an entity. An 'investment-grade' or better rating from an NRSRO usually means that it is rated in the top four rating categories of the NRSRO. An NRSRO's rating is based on current information furnished by the entity or published financial information.

    Daily Trading Volume Greater than $10 million. A common stock must have an average daily dollar volume of trading of at least $10,000,000 during the past three calendar months prior to purchase. The average daily dollar trading volume of a common stock is determined by reference to any independent source that the Investment Manager determines to be reliable.

    Five-year Dividend History. A common stock must have provided its shareholders with the same or an increasing amount of regular quarterly dividends (on a per share basis) over the last five-year period prior to purchase. The Investment Manager may consider company-issued data as well as other independent sources of information that the Investment Manager determines to be reliable when measuring the per share quarterly dividends issued by a company.

    Minimum Dividend Payout Ratio. A common stock must have a dividend payout ratio that is less than 65% of its company's operating earnings. A dividend payout ratio is defined, for these purposes, as the percentage of earnings that are paid to the company's shareholders in dividends over the same annual basis period and generally provides an idea of how well earnings support the dividend payments. It is generally calculated by dividing the current annualized dividend per share by the forward operating earnings per share using consensus estimates (as appropriate). The

Investment Manager will consider company-issued data as well as other independent sources of information that the Investment Manager determines to be reliable in measuring a company's dividend payout ratio.

    Qualified Dividend Income. The Investment Manager considers for investment common stocks that, in the Investment Manager's judgment, have the potential to generate 'qualified dividend income' for U.S. federal income tax purposes. The Investment Manager will seek to invest in only those common stocks that, in the Investment Manager's view, are likely to provide such dividend income. This criteria tends to eliminate certain investments, such as, for example, REITs, because they are unlikely to issue dividends constituting qualified dividend income for the Fund.

    The Investment Manager then ranks the common stocks that meet its investment criteria, which the Fund expects to be at least 50 in number, in descending order of their dividend yields. The Investment Manager intends to invest the Fund's total assets, in varying proportions, in the 50 common stocks that have the highest dividend yields. The Investment Manager expects that it will invest between 1% and 3% of the Fund's total assets in each of these 50 common stocks. In the event that the Investment Manager is unable to find at least 50 common stocks that meet the investment criteria or 50 common stocks that are suitable investments, the Investment Manager may invest in a smaller number of stocks. The Investment Manager will not invest, however, 25% or more of its total assets in the securities of issuers in any one industry except in the real estate industry.

    These criteria may be modified or amended from time to time by the Investment Manager in response to changes in market conditions in order to continue to seek to achieve the Fund's investment objective.

    The Investment Manager expects to reassess (using its investment criteria) and rebalance the Fund's portfolio of Quantitative Dividend Strategy Stocks, as necessary, on at least an annual basis, but as frequently as the Investment Manager deems appropriate.

    The Investment Manager may, but need not, sell any investment prior to its next expected portfolio rebalancing if it determines that such a sale would be in the best interests of the Fund and its shareholders. The Investment Manager also may, but need not, sell any investment, which met the Investment Manager's criteria at the time of investment, but no longer continues to meet the Investment Manager's investment criteria.

PORTFOLIO COMPOSITION

    Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

    Initial Portfolio Composition. Initially, the Fund intends to allocate approximately 35% of the Fund's total assets to common stocks issued by real estate companies, such as REITs, and approximately 65% to Quantitative Dividend Strategy Stocks. Thereafter, the portion of the Fund's total assets invested in common stocks issued by REITs and other real estate companies and in Quantitative Dividend Strategy Stocks will vary from time to time, consistent with the Fund's investment objective, although the Fund will normally invest at least 35%, but not more than 65%, of its total assets in common stock issued by real estate companies, such as REITs, and at least 35%, but not more than 65%, of its total assets in Quantitative Dividend Strategy Stocks. At any time, under normal circumstances at least 80% of the Fund's total assets will be invested in dividend-paying common stocks issued by real estate companies, such as REITs, and Quantitative Dividend Strategy Stocks.

    Common Stocks Issued By REITs and Real Estate Companies. For purposes of our investment policies, a real estate company is one that:

      derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

      has at least 50% of its assets in such real estate.

    Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. REITs are generally not taxed on income distributed to shareholders provided, among other things, they distribute to their shareholders substantially all of their taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and the Fund intends to use these REIT dividends in an effort to meet the dividend income goal of its investment objective.

    REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs.

    The Fund's concentration of investments in the real estate industry makes the Fund more susceptible to adverse economic or regulatory occurrences affecting that industry. See 'Principal Risks of the Fund -- Special Risks of Securities Linked to the Real Estate Market.'

    Other Common Stocks. The Fund will invest in Quantitative Dividend Strategy Stocks issued by dividend-paying corporate issuers. As discussed above, common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Under normal market conditions, the Fund will invest in Quantitative Dividend Strategy Stocks that generally pay qualified dividend income. Pursuant to recently enacted legislation, individuals will generally be taxed at long-term capital gain rates on qualified dividend income.

The Fund generally can pass the tax treatment of qualified dividend income it receives through to shareholders, provided that holding period and other requirements are met by both the Fund and the shareholders. In addition, such securities may also qualify for the DRD under Section 243 of the Code. The DRD generally allows corporations to deduct from their income 70% of dividends received. Corporate shareholders are generally permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the Fund that qualify for the DRD.

    Financial Services Company Securities. The Fund intends to invest a significant portion, but less than 25%, of its total assets in securities issued by companies 'principally engaged' in the financial services industry. A company is 'principally engaged' in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

    Utility Company Securities. The Fund intends to invest a significant portion, but less than 25%, of its total assets, in the securities of companies principally engaged in the utility industry. Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; production, transmission or distribution of natural gas; and provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media.

    Foreign Securities. The Fund may invest up to 15% of its total assets in securities of non-U.S. issuers. The Fund may invest in any region of the world and invests in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund does not intend to invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe, but to the extent it does, the Fund will not invest more than 10% of its total assets in such securities. The World Bank and other international agencies define emerging markets based on such factors as trade initiatives, per capita income and level of industrialization. For purposes of this 15% limitation, non-U.S. securities include securities represented by American Depository Receipts.

    Other Investment Companies. The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the

Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

    Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

    Defensive Position. When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objective and invest all or any portion of our assets in investment grade debt securities. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objective.

    Short-Term Investments. When the Fund sells any investment prior to its next expected portfolio rebalancing, receives distributions from companies whose common stock it owns or is unable to find suitable investments for the Fund, it may invest in short-term, high quality fixed income securities and money market instruments, or in cash and cash equivalents (collectively referred to as 'Short-Term Investments'). These Short-Term Investments are short-term debt obligations and similar securities and include: (1) securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation.

                          PRINCIPAL RISKS OF THE FUND

    We are a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objective.

NO OPERATING HISTORY

    The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

INVESTMENT RISK

    An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

MARKET RISK

    Your investment in Common Shares represents an indirect investment in the common stock and other securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

COMMON STOCK RISK

    The Fund invests principally in the dividend-paying common stocks of REITs and other real estate companies and in Quantitative Dividend Strategy Stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

SPECIAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

    At least 35%, but no more than 65%, of the Fund's total assets will be concentrated in common stock of real estate companies, which will consist primarily of REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies or REITs. However, because of the Fund's policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

      declines in the value of real estate;

      risks related to general and local economic conditions;

      possible lack of availability of mortgage funds;

      overbuilding;

      extended vacancies of properties;

      increased competition;

      increases in property taxes and operating expenses;

      changes in zoning laws;

      losses due to costs resulting from the clean-up of environmental problems;

      liability to third parties for damages resulting from environmental problems;

      casualty or condemnation losses;

      limitations on rents;

      changes in neighborhood values and the appeal of properties to tenants;
      and

      changes in interest rates.

    Thus, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objective.

    General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

    Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

    Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

    Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus noncompetitive. Office properties are affected by the overall health of the economy as well as economic declines in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

    Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating, liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

    Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

    Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

    These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

    Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

    Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would impact the Fund's investment performance.

    Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a REIT's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the REIT's cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions, which may be beneficial to the operation of the REIT.

    Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

    Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average. As of November 30, 2004, the market capitalization of REITs ranged in size from approximately $4.0 million to approximately $13.7 billion.

    Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

GENERAL RISKS OF SECURITIES LINKED TO THE FINANCIAL SERVICES INDUSTRY

    The Fund intends to invest a significant portion, but less than 25%, of its total assets in securities of companies principally engaged in the financial services industry. A company is 'principally engaged' in financial services if it owns financial services-related assets that are responsible for at least 50% of its revenues. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. Because the Fund may invest such amounts in this sector, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector.

    Investing in the financial services sector includes the following risks:

      regulatory actions -- financial services companies may suffer a setback if regulators change the rules under which they operate;

      changes in interest rates -- unstable interest rates can have a disproportionate effect on the financial services sector;

      concentration of loans -- financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

      competition -- financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

GENERAL RISKS OF SECURITIES LINKED TO THE UTILITY INDUSTRY

    The Fund intends to invest a significant portion, but less than 25%, of its total assets in securities of companies principally engaged in the utility industry. Because the Fund may invest such amounts in this sector, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector. Investing in the utility sector includes the following risks:

      high interest costs in connection with capital construction and improvement programs;

      difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

      governmental regulation of rates charged to customers;

      costs associated with compliance with and changes in environmental and other regulations;

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


      effects of economic slowdowns and surplus capacity;

      increased competition from other providers of utility services;

      inexperience with and potential losses resulting from a developing deregulatory environment;

      costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

      effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

      technological innovations that may render existing plants, equipment or products obsolete; and

      potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003.

    Issuers in the utility industry may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

FOREIGN SECURITIES RISKS

    Under normal market conditions, the Fund may invest up to 15% of its total assets in securities of foreign issuers ('Foreign Securities'). Typically, the Fund will not hold any Foreign Securities of issuers in so-called 'emerging markets' (or lesser developed countries), but to the extent it does, the Fund will not invest more than 10% of its total assets in such securities. Investments in such securities are particularly speculative. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

      future foreign economic, financial, political and social developments;

      different legal systems;

      the possible imposition of exchange controls or other foreign governmental laws or restrictions;

      less governmental supervision;

      regulation changes;

      changes in currency exchange rates;

      less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

      high and volatile rates of inflation;

      fluctuating interest rates; and

      different accounting, auditing and financial record-keeping standards and requirements.

    Dividend income the Fund receives from Foreign Securities may not be eligible for the special tax treatment applicable to qualified dividend income.

    Investments in Foreign Securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates, which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

      the possibility of expropriation of assets;

      confiscatory taxation;

      difficulty in obtaining or enforcing a court judgment;

      economic, political or social instability; and

      diplomatic developments that could affect investments in those countries.

    In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

      growth of gross domestic product;

      rates of inflation;

      capital reinvestment;

      resources;

      self-sufficiency; and

      balance of payments position.

    In addition, certain investments in Foreign Securities also may be subject to foreign withholding taxes.

    Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Typically, the Fund will not hold any Foreign Securities of emerging market issuers and, if it does, such securities will not comprise more than 10% of the Fund's total assets.

    As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.

INTEREST RATE RISK

    Because the Fund's investment strategy involves investing primarily in dividend-paying common stocks, market interest rates may affect -- at times significantly -- the value of the Fund's assets. As market interest rates rise, the values of securities that provide income to their shareholders, such as dividend-paying common stocks, tend to decline. Market interest rates are currently at relatively low levels and, therefore, the values of the securities held by the Fund may decline if market interest rates rise.

TAX RISK

    The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code, future changes in tax laws and regulations, including changes as a result of the 'sunset' provisions that currently apply to the favorable tax treatment of qualified dividend income. There can be no assurance of what portion, if any, of the Fund's distributions will be entitled to the lower tax rates that apply to qualified dividend income. In addition, the Fund may invest in securities the Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See 'Taxation.'

INVESTMENTS IN OTHER INVESTMENT COMPANIES

    The Fund may invest in securities of other investment companies, subject to limitations imposed by the 1940 Act. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the potential benefits of the investment outweigh the payment of any fees and expenses and, when applicable, premiums or sales loads.

CURRENCY DEVALUATIONS AND FLUCTUATIONS

    The Fund may invest in non-dollar-denominated investments. A decline in the value of currencies in which the Fund's investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund's assets. These declines will in turn affect the Fund's income and net asset value. The Fund will compute its income on the date of its receipt by the Fund at the exchange rate in effect with respect to the relevant currency on that date. If the value of the currency declines relative to the dollar between the date income is accrued and the date the Fund makes a distribution, the amount available for distribution to the Fund's shareholders would be reduced. If the exchange rate against the dollar of a currency in which a portfolio security of the Fund is denominated declines between the time the Fund accrues expenses in dollars and the time expenses are paid, the amount of the currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in the currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income.

RISK OF MARKET PRICE DISCOUNT FROM NET ASSET VALUE

    Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Net asset value will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, we cannot predict whether the shares will trade at below or above net asset value, or at above or below the initial public offering price.

                         ADDITIONAL RISK CONSIDERATIONS

INFLATION RISK

    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

PORTFOLIO TURNOVER RISK

    The Fund may engage in portfolio trading when considered appropriate. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transitional expenses which are borne by the Fund.

ANTI-TAKEOVER PROVISIONS

    Certain provisions of our Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify our structure. The provisions may also have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation and conversion to open-end status. See 'Description of Shares' and 'Certain Provisions of the Articles of Incorporation and By-Laws.'

MARKET DISRUPTION RISK

    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. These events could also adversely affect individual issuers and interest rates, secondary trading, inflation and deflation. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

                           HOW THE FUND MANAGES RISK

    The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares. Among other restrictions, the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry except for the real estate industry. See 'Investment Objective and Policies' in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. The Investment Manager was formed in 1986 and had approximately $16.9 billion of assets under management as of October 31, 2004. Its current clients include pension plans, endowment funds, mutual funds and registered investment companies, including the Fund, Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Select Utility Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc., Cohen & Steers Realty Income Fund, Inc. and Cohen & Steers Utility Fund, Inc., which are open-end investment companies. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.'

INVESTMENT MANAGEMENT AGREEMENT

    Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

    For its services under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly management fee computed at the annual rate of .75% of the average daily net assets (i.e., the net asset value of the Common Shares). In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent registered public accounting firms, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    The Fund's portfolio managers are:

        Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Cohen is a 'controlling person' of the Investment Manager on the basis of his ownership of the common stock of the Investment Manager's parent company.

        Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Steers is a 'controlling person' of the Investment Manager on the basis of his ownership of the common stock of the Investment Manager's parent company.

        Joseph M. Harvey -- Mr. Harvey has been President of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, since 2003, and was Senior Vice President and Director of Investment Research prior thereto. Prior to joining Cohen & Steers in 1992, he was a vice president with Robert
    A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities.

        James S. Corl -- Mr. Corl has been with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, since 1997 and is currently a Senior Vice President and director of real estate investment strategy.

        William F. Scapell -- Mr. Scapell joined Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, as a Senior Vice President in February 2003. Prior to joining Cohen & Steers, Mr. Scapell was a director in the fixed income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Before joining Merrill Lynch & Co., Inc.'s research department, Mr. Scapell worked in Merrill Lynch Treasury with a focus on balance sheet management. Prior to working for Merrill Lynch & Co., Inc., Mr. Scapell was employed at the Federal Reserve Bank of New York in both bank supervision and monetary policy roles. Mr. Scapell is a Chartered Financial Analyst.

        Robert S. Becker -- Mr. Becker joined Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, as a Senior Vice President in December 2003. Prior to joining Cohen & Steers, Mr. Becker was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

    Under its Administration Agreement with the Fund, the Investment Manager will have responsibility for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a Sub-Administration Agreement. Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

    Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .04% of the Fund's average daily net assets. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily net assets of all the funds in the Cohen & Steers fund complex at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion and .01% of assets in excess of $4.0 billion, with a minimum fee per fund of $120,000.

    The aggregate fee paid by the Fund and the other funds in the Cohen & Steers fund complex to State Street Bank is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares outstanding, the monthly average net assets will be adjusted by the monthly average liquidation value of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street Bank also serves as the Fund's custodian and The Bank of New York has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar. See 'Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.'

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund intends to distribute its net investment (ordinary) income on a monthly basis. At least annually, the Fund intends to distribute all of its net long-term capital gains, if any.

LEVEL RATE DIVIDEND POLICY

    Subject to the determination of the Board of Directors to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly distributions to Common Shareholders at a fixed rate per Common Share based on the projected performance of the Fund, which rate may be adjusted from time to time. The Fund's Board of Directors has initially determined to pay monthly distribution on each Common Share at an annual rate of 6% of the initial public offering price per Common Share. The Fund's ability to maintain a level rate dividend rate will depend on a number of factors, including the stability of income received from its investments. Over time, all the net investment income of the Fund will be distributed. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. The net income of the Fund will primarily consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of the cash flow it receives from real estate companies will later be characterized as a non-taxable return of capital to the Fund. In that event, amounts distributed to Fund shareholders may have to be subsequently recharacterized as a return of capital for tax purposes. See 'Taxation.'

    To permit the Fund to maintain a more stable monthly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

MANAGED DIVIDEND POLICY

    The Fund has filed an exemptive application with the Securities and Exchange Commission seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy.

    Under a Managed Dividend Policy, the Fund, would intend to make monthly distributions to Common Shareholders at a fixed rate per Common Share or a fixed percentage of net asset value that may include periodic distributions of long-term capital gains. Under a Managed Dividend Policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund's assets. If, for any fiscal year, the total distributions exceeded ordinary income and net realized capital gains (the 'Excess'), the Excess distributed from the Fund's assets would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. As with the Level Rate Dividend Policy, the Fund currently expects that a portion of the cash flow it receives from real estate companies will later be characterized as a non-taxable return of capital to the Fund. In that event, amounts distributed to Fund shareholders may have to be subsequently recharacterized as a return of capital for tax purposes. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. See 'Taxation.'

    In the event the Fund's distributions in a year included the Excess, such distribution would decrease the Fund's total assets and, as a result, will have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distributon of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

    There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the Board of Directors will implement a Managed Dividend Policy. The Board of Directors reserves the right to change the dividend policy from time to time.

DIVIDEND REINVESTMENT PLAN

    The Fund has a Dividend Reinvestment Plan (the 'Plan') commonly referred to as an 'opt-out' plan. Each Common Shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by The Bank of New York as agent for shareholders pursuant to the Plan (the 'Plan Agent'), unless they elect to receive cash. Shareholders will have their dividends reinvested in additional Common Shares purchased in the open market or issued by the Fund through the Fund's Dividend Reinvestment Plan, unless they elect to have their dividends and other distributions paid in cash. Common Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available.

    The Plan Agent serves as agent for the Common Shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either
(i) receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere for the participants' accounts or
(ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions of $.10 per share on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions of $.10 per share equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and any fraction of a Common Share will be sold on the open market at the prevailing market price less an estimated $.10 per share commission. If the transaction fees and commissions exceed the proceeds from the sale of the fractional share, you will receive a transaction advice instead of a check. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less an estimated $.10 per share and any applicable taxes.

    The Plan Agent maintains each Common Shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days after such acquisition. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

    In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Common Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, dealer.

    The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. A Common Shareholder who directs the Plan Agent to sell shares held in a dividend reinvestment account will pay a $15.00 fee plus $0.10 per share brokerage commission. Purchases and/or sales are usually made through a broker affiliated with The Bank of New York.

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See 'Taxation.'

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at 1-800-432-8224.

                           CLOSED-END FUND STRUCTURE

    The Fund is a newly organized, diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund, you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at 'net asset value.' Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage.

    Shares of closed-end funds frequently trade at a discount to their net asset value. See 'Principal Risks of the Fund -- Risk of Market Price Discount From Net Asset Value.' Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund's Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See 'Repurchase of Shares.' The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

                     POSSIBLE CONVERSION TO OPEN-END STATUS

    The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Certain Provisions of the Articles of Incorporation and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

                              REPURCHASE OF SHARES

    Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see 'Repurchase of Shares' in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

    There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See 'Taxation' for a description of the potential tax consequences of a share repurchase.

                                    TAXATION

    The following discussion offers only a brief outline of the Federal income tax consequences of investing in the Fund and is based on the Federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. This discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest, the Fund will not be required to pay Federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year (unless an election is made to use the Fund's fiscal year), plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax. If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to shareholders will not be deductible by the Fund in computing its taxable income.

    Dividends paid to you out of the Fund's current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to you as ordinary dividend income. For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the Fund. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.

    A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

    Each year, we will notify you of the tax status of dividends and other distributions.

    If you sell or otherwise dispose of your Fund shares, or have shares repurchased by the Fund, you may realize a capital gain or loss which will be long-term or short-term, depending generally on your holding period for the shares.

    We may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable if you fail to provide us with your correct taxpayer identification number;

      fail to make required certifications; or

      have been notified by the Internal Revenue Service that you are subject to backup withholding.

    Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. Federal income tax liability.

    Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                             DESCRIPTION OF SHARES

COMMON SHARES

    The Fund is authorized to issue 100,000,000 shares of Common Shares, $.001 par value. The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. The Fund's Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol 'DVM.' Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. The foregoing description and the descriptions below under 'Certain Provisions of the Articles of Incorporation and By-Laws' and above under 'Possible Conversion to Open-End Fund Status' are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

    Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Investment Manager has agreed to pay all organizational expenses and offering costs (other than sales load) that exceed $.04 per Common Share. See 'Use of Proceeds.'

    As of the date of this prospectus, Cohen & Steers Capital Management, Inc. owned of record and beneficially shares of the Fund's Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

FUND NET ASSET VALUE

    The Fund will determine the net asset value of its Common Shares daily as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Common Share net asset value is the value of all assets of the Fund (including accrued dividends) less all liabilities (including accrued expenses and dividends declared but unpaid).

    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

        CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

    The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

    The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

    The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

        (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

        (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund,
    (b) sales of securities of the Fund in connection with a public offering,
    (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and
    (e) portfolio transactions effected by the Fund in the ordinary course of business;

        (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

        (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

        (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under Federal or Maryland law.

    However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require shareholder approval, no shareholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

    The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.

    Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

                                  UNDERWRITING

    Subject to the terms and conditions stated in the purchase agreement dated
         , 2005, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

                                                                      NUMBER OF
           UNDERWRITER                                              COMMON SHARES
           -----------                                              -------------
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated...........................................
A.G. Edwards & Sons, Inc..........................................
Deutsche Bank Securities Inc......................................
Legg Mason Wood Walker, Incorporated..............................
Raymond James & Associates, Inc...................................
RBC Capital Markets Corporation...................................
Oppenheimer & Co. Inc.............................................
Advest, Inc.......................................................
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.....
Robert W. Baird & Co. Incorporated................................
Banc of America Securities LLC....................................
Crowell, Weedon & Co..............................................
Ferris, Baker Watts, Incorporated.................................
H&R Block Financial Advisors, Inc.................................
J.J.B. Hilliard, W.L. Lyons, Inc..................................
Janney Montgomery Scott LLC.......................................
KeyBanc Capital Markets, a division of McDonald Investments Inc...
Stifel, Nicolaus & Company, Incorporated..........................
SunTrust Capital Markets, Inc.....................................
TD Waterhouse Investor Services, Inc..............................
                                                                    -------------

           Total..................................................
                                                                    =============

    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS

    The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the
public offering price less a concession not in excess of $     per share. The
sales load investors in the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may
reallow, a discount not in excess of $     per share on sales to other dealers.
After the initial public offering, the
public offering price, concession and discount may be changed. Investors must
pay for any common shares purchased on or before             , 2005.

    The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                              PER SHARE   WITHOUT OPTION    WITH OPTION
                                              ---------   --------------    -----------
Public offering price.......................   $20.00           $                $
Sales load..................................     $.90           $                $
Estimated offering expense..................     $.04           $                $
Proceeds, after expenses, to the Fund.......   $19.06           $                $

    The expenses of the offering are estimated at $         and are payable by
the Fund. The Fund has agreed to pay the underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the Common Shares sold in this offering. The Investment Manager has agreed to pay all organizational expenses and offering costs of the Fund (other than sales load) that exceed $.04 per Common Share.

OVERALLOTMENT OPTION

    The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the preceding table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

    Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing our Common Shares. However, the representatives may engage in transactions that stabilize the price of our Common Shares, such as bids or purchases to peg, fix or maintain that price.

    If the underwriters create a short position in our Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of our Common Shares to stabilize its price or to reduce a short position may cause the price of our Common Shares to be higher than it might be in the absence of such purchases.

    Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of our Common Shares. In addition, neither we nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

    The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement.

    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters, and may also act as placement agent for issuers whose securities the Fund purchases in direct placement transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

    The Common Shares will be sold to ensure that New York Stock Exchange distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

OTHER RELATIONSHIPS


    The Investment Manager has agreed to pay a fee to Merrill Lynch, payable quarterly at the annual rate of .15% of the Fund's net assets during the continuance of the Investment Management Agreement between the Investment Manager and the Fund. In addition, the Investment Manager will pay to Merrill Lynch a fee in the amount of $8,177 as a transaction processing fee. The total amount of these additional compensation payments to Merrill Lynch will not
exceed    % of the total price to the public of the Common Shares sold in this offering. In consideration for these payments, Merrill Lynch has agreed to provide, upon request, certain after-market support services designed to maintain the visibility of the Fund on an ongoing basis, and to provide, upon request, to the Investment Manager relevant information, studies or reports regarding the Fund and the closed-end investment company and asset management industry.


    Additionally, upon closing of this offering of Common Shares, the Investment Manager (not the Fund) may pay from its resources to A.G. Edwards & Sons, Inc. a structuring fee (the 'Structuring Fee') in connection with the sale and
distribution of the Common Shares in an aggregate amount equal to $       ,
which is approximately 0.50% of the total initial price to the public of the Common Shares sold by A.G. Edwards & Sons, Inc. in the offering.


    The total amount of these additional compensation payments and the transaction processing fee payment to Merrill Lynch and the Structuring Fee to A.G. Edwards & Sons, Inc., plus the amount paid by the Fund as the $.00667 per Common Share reimbursement to the underwriters, will not exceed 4.5% of the total price to the public of the Common Shares offered hereby. The sum total of all compensation to underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation to underwriters, will be limited to 9.0% of the total price to the public of the Common Shares sold in this offering.

    The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

    State Street Bank and Trust Company, whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, has been retained to act as custodian of the Fund's investments and The Bank of New York, whose principal business address is 101 Barclay Street, Floor 11 East, New York, New York 10286 has been retained to serve as the Fund's transfer and dividend disbursing agent and registrar. Neither State Street Bank nor The Bank of New York has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

                            REPORTS TO SHAREHOLDERS

    The Fund will send unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.

                             VALIDITY OF THE SHARES

    The validity of the shares offered hereby is being passed on for the Fund by Simpson Thacher & Bartlett LLP, New York, New York, and certain other legal matters will be passed on for the underwriters by Clifford Chance US LLP, New York, New York. Venable LLP will opine on certain matters pertaining to Maryland law. Simpson Thacher & Bartlett LLP and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objective and Policies...........................    3
Investment Restrictions.....................................    5
Management of the Fund......................................    6
Compensation of Directors and Certain Officers..............   14
Investment Advisory and Other Services......................   15
Portfolio Transactions and Brokerage........................   23
Determination of Net Asset Value............................   24
Repurchase of Shares........................................   25
Taxation....................................................   26
Performance Information.....................................   31
Counsel and Independent Registered Public Accounting Firm...   32
Statement of Assets and Liabilities.........................   33

===============================================================================

    Through and including             , 2005 (25 days after the date of this
prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                                 SHARES
                    [COHEN & STEERS DIVIDEND MAJORS LOGO]

                   COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                                  COMMON SHARES
                                $20.00 PER SHARE

                               -----------------
                                   PROSPECTUS
                               -----------------

                              MERRILL LYNCH & CO.

                                  A.G. EDWARDS

                            DEUTSCHE BANK SECURITIES

                             LEGG MASON WOOD WALKER
                                  INCORPORATED

                                 RAYMOND JAMES

                              RBC CAPITAL MARKETS

                               OPPENHEIMER & CO.

                                  ADVEST, INC.

                              BB&T CAPITAL MARKETS

                             ROBERT W. BAIRD & CO.

                         BANC OF AMERICA SECURITIES LLC

                             CROWELL, WEEDON & CO.

                              FERRIS, BAKER WATTS
                                  INCORPORATED

                       H&R BLOCK FINANCIAL ADVISORS, INC.

                       J.J.B. HILLIARD, W.L. LYONS, INC.

                          JANNEY MONTGOMERY SCOTT LLC

                            KEYBANC CAPITAL MARKETS

                          STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED

                           SUNTRUST ROBINSON HUMPHREY

                                 TD WATERHOUSE

                                           , 2005

===============================================================================

                 SUBJECT TO COMPLETION, DATED JANUARY 25, 2005


    THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                      [COHEN & STEERS DIVIDEND MAJORS LOGO]

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION



                                             , 2005




    THIS STATEMENT OF ADDITIONAL INFORMATION ('STATEMENT OF ADDITIONAL INFORMATION') IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE
PROSPECTUS OF COHEN & STEERS DIVIDEND MAJORS FUND, INC., DATED              ,
2005, AS SUPPLEMENTED FROM TIME TO TIME (THE 'PROSPECTUS').

    THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.

--------------------------------------------------------------------------------

                       TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objective and Policies...........................    3
Investment Restrictions.....................................    5
Management of the Fund......................................    6
Compensation of Directors and Certain Officers..............   14
Investment Advisory and Other Services......................   15
Portfolio Transactions and Brokerage........................   23
Determination of Net Asset Value............................   24
Repurchase of Shares........................................   25
Taxation....................................................   26
Performance Information.....................................   31
Counsel and Independent Registered Public Accounting Firm...   32
Statement of Assets and Liabilities.........................   33

                      STATEMENT OF ADDITIONAL INFORMATION

    Cohen & Steers Dividend Majors Fund, Inc. (the 'Fund') is a newly organized, diversified, closed-end management investment company organized as a Maryland corporation on September 13, 2004. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES
               ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

    The following descriptions supplement the descriptions of the principal investment objective, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its non-fundamental investment policies without written notice to shareholders.

COMMON STOCKS

    The Fund will invest in common stocks issued by real estate companies and other dividend-paying corporate issuers. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

SHORT-TERM FIXED INCOME SECURITIES

    For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Fund's investment objective, the Fund may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

    (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

    (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

    (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

    (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time.

    The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

OTHER INVESTMENT COMPANIES

    The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

CASH RESERVES

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody's Investors Services or Standard & Poor's Division of The McGraw Hill Companies Inc., certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

    In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

    It is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. The Fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

                            INVESTMENT RESTRICTIONS

    The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

    The Fund may not:

         1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the '1940 Act').

         2. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

         3. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

         4. Purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business and securities secured by real estate or interests therein;

         5. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

         6. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

         7. Invest more than 25% of total assets in securities of issuers in any one industry other than the real estate industry, in which at least 25% of the Fund's total asets will be invested; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

         8. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

         9. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

        10. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.

    The investment restrictions numbered 1 through 7 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a 'majority of the outstanding' Common Shares. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Investment restrictions numbered 8 through 10 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. As of November 30, 2004, the Directors and officers as a group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.

    Basic information about the identity and experience of each Director and officer is set forth in the charts below. Each such Director and officer is also a director or officer of Cohen & Steers Select Utility Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies advised by the Investment Manager, and Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc. and Cohen & Steers Utility Fund, Inc., which are open-end investment companies advised by the Investment Manager.

    The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund complex, and other directorships held by the Director are set forth below.

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
INTERESTED DIRECTORS**

Robert H. Steers ........  Director, Chairman  Until Next   Co-Chairman and           13       Since
757 Third Avenue           of the Board, and   Election of  Co-Chief Executive                 Inception
New York, New York             Secretary       Directors    Officer of Cohen &
Age: 51                                                     Steers Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment Manager.

Martin Cohen* ...........      Director,       Until Next   Co-Chairman and           13       Since
757 Third Avenue             President and     Election of  Co-Chief Executive                 Inception
New York, New York             Treasurer       Directors    Officer of Cohen &
Age: 55                                                     Steers Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment Manager.

DISINTERESTED DIRECTORS

Bonnie Cohen* ...........       Director       Until Next   Consultant. Prior         13       Since
1824 Phelps Place, N.W.                        Election of  thereto,                           Inception
Washington, D.C.                               Directors    Undersecretary of
Age: 61                                                     State, United
                                                            States Department
                                                            of State. Director
                                                            of Wellsford Real
                                                            Properties, Inc.

George Grossman .........       Director       Until Next   Attorney-at-law.          13       Since
17 Elm Place                                   Election of                                     Inception
Rye, New York                                  Directors
Age: 50

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
Richard E. Kroon ........       Director       Until Next   Board member of           13       Since
328 Newman Springs Rd.                         Election of  Finlay Enterprises,                Inception
Red Bank, New Jersey                           Directors    Inc. (fine jewelry
Age: 62                                                     retailer). Formerly
                                                            Chairman and
                                                            Managing Partner of
                                                            the Sprout Group
                                                            Capital Fund, a
                                                            division of
                                                            Donaldson, Lufkin &
                                                            Jenrette Securities
                                                            Corporation, a
                                                            former Chairman of
                                                            the National
                                                            Venture Capital
                                                            Association.

Richard J. Norman .......       Director       Until Next   Private Investor.         13       Since
7520 Hackamore Drive                           Election of  Prior thereto,                     Inception
Potomac, Maryland                              Directors    Investment
Age: 61                                                     Representative of
                                                            Morgan Stanley Dean
                                                            Witter.

Frank K. Ross ...........       Director       Until Next   Board member of           13       Since
10130 Darmuid Green Drive                      Election of  NCRIC Group, Inc.                  Inception
Potomac, Maryland                              Directors    (insurance) and
Age: 61                                                     various non-profit
                                                            organizations.
                                                            Formerly,
                                                            Midatlantic Area
                                                            Managing Partner
                                                            for Audit and Risk
                                                            Advisory Services
                                                            at KPMG LLP
                                                            and Managing
                                                            Partner of its
                                                            Washington
                                                            DC Office.

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
Willard H. Smith, Jr.'D'..      Director       Until Next   Board member of           13       Since
7231 Encelia Drive                             Election of  Essex Property                     Inception
La Jolla, California                           Directors    Trust Inc.,
Age: 68                                                     Highwoods
                                                            Properties, Inc.,
                                                            Realty Income
                                                            Corporation and
                                                            Crest Net Lease,
                                                            Inc. Managing
                                                            Director at Merrill
                                                            Lynch & Co., Equity
                                                            Capital Markets
                                                            Division from 1983
                                                            to 1995.

C. Edward Ward, Jr. .....       Director       Until Next   Member of the Board       13       Since
788 Columbus Avenue,                           Election of  of Trustees of                     Inception
Apt. 7G                                        Directors    Manhattan College,
New York, New York                                          Riverdale,
Age: 58                                                     New York. Formerly
                                                            head of closed-end
                                                            fund listings for
                                                            the New York Stock
                                                            Exchange.

---------
   * Martin Cohen & Bonnie Cohen are unrelated.
  ** Messrs. Cohen and Steers are 'interested persons' as defined in the 1940
     Act because of their positions with the Investment Manager.
 'D' Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of this offering of the Common Shares. After the completion of this offering, he will be a non-interested Director.

    The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  -------------------  -------------------------------------------
Joseph M. Harvey .............  Vice President       President of Cohen & Steers Capital
757 Third Avenue                                     Management, Inc., the Fund's Investment
New York, New York                                   Manager, since 2003. Prior thereto, he was
Age: 40                                              Senior Vice President and Director of
                                                     Investment Research of the Fund's
                                                     Investment Manager.

James S. Corl ................  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                     Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since 2000, and prior
Age: 37                                              to that Vice President.

William F. Scapell ...........  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                     Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since February 2003.
Age: 37                                              Prior thereto, he was the chief strategist
                                                     for preferred securities at Merrill Lynch &
                                                     Co.

Robert S. Becker .............  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                     Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since December 2003.
Age: 34                                              Prior thereto, he was a portfolio manager
                                                     at Franklin Templeton Investment.
                                                     Mr. Becker has also previously held
                                                     positions in equity research of the utility
                                                     sector at Salomon Smith Barney and Scudder
                                                     Stevens and Clark.

Adam M. Derechin .............  Vice President and   Chief Operating Officer of Cohen & Steers
757 Third Avenue                Assistant Treasurer  Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since August 2003.
Age: 40                                              Prior thereto, he was Senior Vice President
                                                     of the Fund's Investment Manager since
                                                     1998.

Lawrence B. Stoller ..........  Assistant Secretary  Senior Vice President and General Counsel
757 Third Avenue                                     of Cohen & Steers Capital Management, Inc.,
New York, New York                                   the Fund's Investment Manager, since 1999.
Age: 41                                              Prior to that, Associate General Counsel,
                                                     Neuberger Berman Management, Inc. (money
                                                     manager); and Assistant General Counsel,
                                                     The Dreyfus Corporation (money manager).

John E. McLean ...............  Chief Compliance     Vice President and Associate General
757 Third Avenue                Officer              Counsel of Cohen & Steers Capital
New York, NY                                         Management since September 2003. Prior to
Age: 33                                              that, Vice President, Law & Regulation,
                                                     J. & W. Seligman & Co. Incorporated (money
                                                     manager); and Associate, Battle Fowler LLP
                                                     (law firm).

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex.

                                                                                    AGGREGATE DOLLAR
                                                                                    RANGE OF EQUITY
                                                                                   SECURITIES IN THE
                                                              DOLLAR RANGE OF        COHEN & STEERS
                                                            EQUITY SECURITIES IN          FUND
                                                               THE FUND AS OF        COMPLEX AS OF
                                                             NOVEMBER 30, 2004     NOVEMBER 30, 2004
                                                             -----------------     -----------------
Robert H. Steers..........................................          --               over $100,000
Martin Cohen..............................................          --               over $100,000
Gregory C. Clark..........................................          --               over $100,000
Bonnie Cohen..............................................          --               over $100,000
George Grossman...........................................          --               over $100,000
Richard E. Kroon..........................................          --                    --
Richard Norman............................................          --               over $100,000
Frank K. Ross.............................................          --               over $100,000
Willard H. Smith, Jr......................................          --               over $100,000
C. Edward Ward, Jr........................................          --                    --

    Conflicts of Interest. No Director who is not an 'interested person' of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager.

BOARD'S ROLE IN FUND GOVERNANCE

    Committees. The Fund's Board of Directors has four standing committees of the Board, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee, each of which is composed of all of the Directors who are not 'interested persons' of the Fund, as defined in the 1940 Act. The members of each committee are Ms. Cohen and Messrs. Grossman, Kroon, Norman, Ross, Smith and Ward.

    The main function of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund's independent registered public accounting firm, and the performance of the Fund's internal control systems and independent registered public accounting firm.

    The main functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the director nominees for the next annual meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Funds' stockholders. Stockholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund's Secretary.

    The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board.

    The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of independent directors for service on the Board and any Board committee.

    Approval of Investment Advisory Agreement. The Board of Directors of the Fund including a majority of the Directors who are not parties to the Fund's Investment Advisory Agreement, or interested persons of any such party ('Independent Directors'), has the responsibility under the 1940 Act to approve the Fund's proposed Investment Advisory Agreement for its initial two-year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation. The Investment Advisory Agreement for the Fund was discussed at meetings held on December 6 and 7, 2004 and was unanimously approved for an initial two-year term by the Fund's Board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations.

    In considering whether to approve the Fund's Investment Advisory Agreement, the Board reviewed the materials provided by the Investment Manager and Fund counsel, which included, among other things, fee and expense information and performance comparisons of funds with investment objectives and policies similar to those of the Fund, prepared by the Investment Manager, information regarding the past performance of funds managed by the Investment Manager that have investment objectives and policies similar to those of the Fund, and memoranda outlining the legal duties of the Board. The Board considered factors relating to both the selection of the investment adviser and the approval of the advisory fee when reviewing the Investment Advisory Agreement. In particular, the Board considered the following:

    (i) The nature, extent and quality of services to be provided by the Investment Manager: The Directors reviewed the services that the Investment Manager would provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Directors also discussed with officers and portfolio managers of the Fund the amount of time the Investment Manager would dedicate to the Fund and the type of transactions that would be made on behalf of the Fund. Additionally, the Directors considered the services provided by the Investment Manager to its other open-end and closed-end investment companies.

    The Board determined that the services proposed for the Fund by the Investment Manager would be a combination of the services already being provided for other open- and closed-end funds by the Investment Manager. They also took into consideration the favorable history, reputation and background of the portfolio managers for the Fund, finding that these would likely have an impact on the success of the Fund. Additionally, the Directors noted the Investment Manager's ability to attract quality and experienced personnel and its continuing effort to expand its capabilities. The Directors concluded that the proposed services of the Investment Manager to the Fund compared favorably to services provided by the Investment Manager for other funds in both nature and quality.

    (ii) Investment performance of the Fund and the Investment Manager: Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Directors reviewed the performance of other closed-end funds advised by the Investment Manager. In particular, the Directors noted that the Investment Manager managed several closed-end funds that were outperforming the indices and their competitors. The Directors recognized that past performance is not an indicator of future performance, but found that the Investment Manager had the expertise necessary to manage the Fund in accordance with the proposed investment objectives and policies. The Directors determined that the Investment Manager would be an appropriate investment adviser for the Fund.

    (iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Directors considered the cost of the services provided by the Investment Manager. Under the proposed Investment Advisory Agreement, the Fund would pay the Investment Manager a monthly investment advisory fee computed at the annual rate of 0.75% of the average daily net assets of the Fund. Under the proposed Administration Agreement, the Fund would pay the Investment Manager a monthly administration fee computed at the annual rate of .04% of the Fund's average daily net assets. As part of their analysis, the Directors considered fee and expense estimates compiled by the Investment Manager. The Directors considered the fact that the Investment Manager has agreed to pay all organizational expenses and offering costs (other than the sales load) of the Fund that exceed $.04 per Common Share. The Directors also noted that the Investment Manager had agreed to pay from its own resources an additional commission to the lead underwriter of the Fund's common stock offering and two other underwriters of the Fund's common stock offering.

    In reviewing the proposed investment advisory and administration fees, the Directors considered the fees paid by other quantitative dividend strategy closed-end funds (which have no leverage), fundamental dividend strategy closed-end funds, REIT closed-end funds and REIT open-end funds, noting that the fees proposed to be received by the Investment Manager were lower than the average comparable fee of these fund types. In addition, the Directors reviewed the total expense ratio for the Fund in comparison to the average for dividend strategy closed-end funds and REIT closed-end funds, finding that the Fund's total expense ratio was lower than these. The Directors did note that the total expense ratio of the Fund was slightly higher than the average total expense ratio for quantitative dividend strategy closed-end funds, although the Directors took note of the fact that the Fund would invest in a combination of real estate securities and quantitative dividend strategy stocks. The Directors also noted that the Fund's investment advisory fee for the initial term of the contract was projected to be in line with the average investment advisory fee charged to competitive funds with similar investments. The Directors did not consider the profitability of the Fund, since the Fund is newly formed with no operating history.

    (iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Directors noted that the Investment Manager did not currently expect this Fund to grow to a size that would allow the Fund to experience significant economies of scale and, therefore, noted that the fee levels do not reflect any such economies of scale.

    (v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Directors compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement and the Administration Agreements to other contracts of the Investment Manager. In this instance, the Directors determined that the proposed services and fees were in line with those under other contracts of the Investment Manager.

    The Directors then took into consideration other benefits to be derived by the Investment Manager in connection with the Investment Advisory Agreement, noting particularly the research and related services, within the meaning of
Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager would be eligible to receive by allocating the Fund's brokerage transactions. The Directors also noted the administrative services provided under the Administration Agreement by the Investment Manager for the Fund such as operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board to serve as officers of the Fund, noting that these services were beneficial to the Fund. The Directors noted that the level of administrative work for the Fund is expected to be between that of a fund investing in real estate securities and a fund that invests in preferred securities.

    For these reasons, the Board, including the Independent Directors, unanimously approved the Investment Advisory Agreement.

                 COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

    The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the current fiscal year ending December 31, 2005 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2004. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $4,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed 'Total Compensation from Fund Complex Paid to Directors,' the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and the nine other funds that each Director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.

                                                                                  TOTAL
                                                                              COMPENSATION
                                                               AGGREGATE        FROM FUND
                                                              COMPENSATION   COMPLEX PAID TO
         NAME OF PERSON, POSITION OF FUND DIRECTORS            FROM FUND        DIRECTORS
         ------------------------------------------            ---------        ---------
Bonnie Cohen,* Director.....................................     $6,500          $85,625
Martin Cohen,** Director and President......................     $    0          $     0
George Grossman,* Director..................................     $6,500          $85,625
Richard E. Kroon,* Director.................................     $6,500          $25,500
Richard J. Norman,* Director................................     $6,500          $85,625
Frank K. Ross,* Director....................................     $6,500          $71,000
Willard H. Smith, Jr.,*# Director...........................     $6,500          $85,625
Robert H. Steers,** Director and Chairman...................     $    0          $     0
C. Edward Ward, Jr.,* Director..............................     $6,500          $25,500

---------

 * Member of the Audit Committee, Nominating Committee, Governance Committee and Contract Review Committee.

** 'Interested person,' as defined in the 1940 Act, of the Fund because of affiliation with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager.

 # Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of the offering of the common stock and any subsequent offering of preferred shares. After the completion of the offerings, he will be a non-interested Director, and will become a member of the Audit Committee, Nominating Committee, Governance Committee and Contract Review Committee at such time.

PRINCIPAL STOCKHOLDERS

    To the knowledge of the Fund, as of November 30, 2004, no current director of the Fund owned 1% or more of the outstanding Common Shares, and the officers and directors of the Fund owned, as a group, less than 1% of the Common Shares.

    As of November 30, 2004, no person to the knowledge of the Fund, owned beneficially more than 5% of the outstanding Common Shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986 and is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.' Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including Cohen & Steers Select Utility Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Focus Fund Inc. and Cohen & Steers Utility Fund, Inc., which are open-end investment companies. Mr. Cohen and Mr. Steers are 'controlling persons' of the Investment Manager on the basis of their ownership of the Investment Manager's stock.

    Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

    Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of .75% of the average daily net assets of the Fund.

    The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

ADMINISTRATIVE SERVICES

    Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including
(i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission (the 'SEC') and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's shareholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, Forms N-Q filed with the Securities and Exchange Commission, Form N-PX filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Company, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .04% of the Fund's average daily net assets.

    In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, shareholders reports, and SEC filings; and (iv) responding to shareholder inquiries.

    Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily net assets of all the funds in the Cohen & Steers fund complex at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion and .01% of assets in excess of $4.4 billion, with a minimum fee per fund of $120,000.

    The aggregate fee paid by the Fund and the other funds in the Cohen & Steers fund complex to State Street Bank is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares outstanding, the monthly average net assets will be adjusted by the monthly average liquidation value of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee.

    The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, and The Bank of New York, as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank, which has its principal business office at 225 Franklin Street, Boston, Massachusetts 02110, has been retained to act as custodian of the Fund's investments and The Bank of New York, which has its principal business office at 101 Barclay Street, Floor 11 East, New York, New York 10286, as the Fund's transfer and dividend disbursing agent. Neither State Street nor The Bank of New York has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

CODE OF ETHICS

    The Fund and Investment Manager have adopted a code of ethics in compliance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Adviser Act of 1940, as amended. The code of ethics of the Fund and the Investment Manager, among other things, prohibits management personnel from investing in REITs and real estate securities and preferred securities, prohibits purchases in an initial public offering and requires pre-approval for investments in any Cohen & Steers closed-end fund and private placements. The Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. This code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the SEC at 1-202-942-8090), is available on the EDGAR database on the SEC's website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the SEC at Public Reference Section, Washington, D.C. 20549-0102.

PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

    The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to Cohen & Steers employees with a legitimate business need for the information.

PROXY VOTING

    The Fund's Board of Directors has delegated to the Investment Manager the responsibility for voting proxies on behalf of the Fund, and has determined that proxies with respect to the Fund's portfolio companies shall be voted in accordance with Cohen & Steers Capital Management, Inc.'s Statement of Policies and Procedures Regarding the Voting of Securities (the 'Proxy Voting Policies and Procedures'). The following is a summary of the Proxy Voting Policies and Procedures.

    Voting rights are an important component of corporate governance. The Investment Manager has three overall objectives in exercising voting rights:

        A. Responsibility. The Investment Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

        B. Rationalizing Management and Shareholder Concerns. The Investment Manager seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

        C. Shareholder Communication. Since companies are owned by their shareholders, the Investment Manager seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

    In exercising voting rights, the Investment Manager shall conduct itself in accordance with the general principles set forth below.

        1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

        2. In exercising voting rights, the Investment Manager shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

        3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

        4. In exercising voting rights on behalf of clients, the Investment Manager conduct itself in the same manner as if it were the constructive owner of the securities.

        5. To the extent reasonably possible, the Investment Manager shall participate in each shareholder voting opportunity.

        6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

        7. The Investment Manager, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

    Set forth below are general guidelines that the Investment Manager shall follow in exercising proxy voting rights:

        Prudence. In making a proxy voting decision, the Investment Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

        Third Party Views. While the Investment Manager may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

        Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Investment Manager shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., the Investment Manager may discount long-term views on a short-term holding).

    Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for the Investment Manager's decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager must be guided by its reasonable judgment to vote in a manner that the Investment Manager deems to be in the best interests of the Fund and its shareholders.

STOCK-BASED COMPENSATION

    Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Investment Manager always favors compensation plans that align the interests of management and shareholders. The Investment Manager generally approves compensation plans under the following conditions:

    10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

    Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

    Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

    Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

    Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

    Reload/Evergreen Features. The Investment Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ('evergreen') feature.

    Measures to Increase Executive Long-Term Stock Ownership. The Investment Manager supports measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, the Investment Manager supports the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Investment Manager also supports employee stock purchase plans, although the Investment Manager generally believes the discounted purchase price should be at least 85% of the current market price.

    Vesting. Restricted stock awards normally should vest over at least a two-year period.

    Other Stock Awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

CHANGE OF CONTROL ISSUES

    While the Investment Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Investment Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager's guidelines on change of control issues:

    Shareholder Rights Plans. The Investment Manager acknowledges that there are arguments for and against shareholder rights plans, also known as 'poison pills.' Companies should put their case for rights plans to shareholders. The Investment Manager generally votes against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

    Golden Parachutes. The Investment Manager opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against 'golden parachute' plans because they impede potential takeovers that shareholders should be free to consider. The Investment Manager generally withholds votes at the next shareholder meeting for directors who to its knowledge approved golden parachutes.

    Approval of Mergers. The Investment Manager votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Investment Manager supports proposals that seek to lower super-majority voting requirements.

ROUTINE ISSUES

    Director Nominees in a Non-Contested Election. The Investment Manager generally votes in favor of management proposals on director nominees.

    Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director

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nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

    Board Composition. The Investment Manager supports the election of a board that consists of at least a majority of independent directors. The Investment Manager generally withholds support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. The Investment Manager also generally withholds support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

    Classified Boards. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, the Investment Manager generally votes against classified boards. The Investment Manager votes in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

    Barriers to Shareholder Action. The Investment Manager votes to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

    Cumulative Voting. Having the ability to cumulate votes for the election of directors -- that is, cast more than one vote for a director about whom they feel strongly -- generally increases shareholders' rights to effect change in the management of a corporation. The Investment Manager therefore generally supports proposals to adopt cumulative voting.

    Ratification of Registered Public Accounting Firms. Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring the Investment Manager to vote against the approval of the recommended auditor. For example, the Investment Manager's general policy is to vote against an independent registered public accounting firm that receives more than 50% of its total fees from a company for non-audit services.

STOCK RELATED ITEMS

    Increase Additional Common Stock. The Investment Manager's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

    Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

        1. creates a blank check preferred stock; or

        2. establishes classes of stock with superior voting rights.

    Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager.

    Preemptive Rights. Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

    Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Investment Manager votes against adoption of a dual or multiple class capitalization structure.

SOCIAL ISSUES

    The Investment Manager believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Investment Manager does not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager generally votes against these types of proposals, which are generally initiated by shareholders, unless the Investment Manager believes the proposal has significant economic implications.

OTHER SITUATIONS

    No set of guidelines can anticipate all situations that may arise. The Investment Manager's portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

PROXY VOTING PROCEDURES

    The Investment Manager maintains a record of all voting decisions for the period required by applicable laws. In each case in which the Investment Manager votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

    The Investment Committee of the Investment Manager shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research's designee (the 'Designee') shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The Investment Manager's General Counsel shall have overall responsibility for ensuring that the Investment Manager complies with all proxy voting requirements and procedures.

RECORDKEEPING

    The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by the Investment
Manager:

        Name of the company

        Ticker symbol

        CUSIP number

        Shareholder meeting date

        Brief identification of each matter voted upon

        Whether the matter was proposed by management or a shareholder

        Whether the Investment Manager voted on the matter

        If the Investment Manager voted, then how the Investment Manager voted

        Whether the Investment Manager voted with or against management

    The Investment Manager's General Counsel shall be responsible for maintaining and updating the Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by the Investment Manager and were deemed material to making a voting decision or that memorialized the basis for the decision.

    The Investment Manager shall rely on the Securities and Exchange Commission's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

CONFLICTS OF INTEREST

    There may be situations in which the Investment Manager may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

        Business Relationships. This type of conflict would occur if the Investment Manager or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of the Investment Manager or its affiliate with the company or proponent. In the context of the Investment Manager, this could occur if an affiliate of the Investment Manager has a material business relationship with a company that the Investment Manager has invested in on behalf of the Fund, and the Investment Manager is encouraged to vote in favor of management as an inducement to acquire or maintain the affiliate's relationship.

        Personal Relationships. The Investment Manager or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

        Familial Relationships. The Investment Manager or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

    The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

        Financial Based Materiality. The Investment Manager presumes a conflict to be non-material unless it involves at least $500,000.

        Non-Financial Based Materiality. Non-financial based materiality would impact the members of the Investment Manager's Investment Committee, who are responsible for making proxy voting decisions.

    Finally, if a material conflict exists, the Investment Manager shall vote in accordance with the advice of a proxy voting service.

    The Investment Manager's General Counsel shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

        Identifying Conflicts. The Investment Manager is responsible for monitoring the relationships of the Investment Manager's affiliates for purposes of the Investment Manager's Inside Information Policy and Procedures. The General Counsel (or his designee) maintains a watch list and a restricted list. The Investment Manager's Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at the Investment Manager, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

    For purposes of monitoring personal or familial relationships, the general counsel (or his designee) shall receive on at least an annual basis from each member of the Investment Manager's Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

    Identifying Materiality. The General Counsel (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

    Communication with Investment Committee; Voting of Proxy. If the General Counsel determines that the relationship between the Investment Manager's affiliate and a company is financially material, he shall communicate that information to the members of the Investment Manager's Investment Committee and instruct them, and the Designee, that the Investment Manager will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case the Investment Manager again will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify the Investment Manager from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

    In cases in which the Investment Manager will vote its proxy based on the advice of a consulting firm, the General Counsel (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

    The Fund's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-330-7348 or (2) on the SEC's website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

    In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

                        DETERMINATION OF NET ASSET VALUE

    The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

                              REPURCHASE OF SHARES

    The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead the Fund's shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

    Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

    Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests,
(d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience. Currently, the Fund's Board has not considered whether the occupation of Iraq would prevent the repurchases of Common Shares or a tender offer for such shares. If the Board determines to take action in response to a discount from net asset value, the Board will consider the occupation of Iraq at that time.

    The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist. In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio.

    Before deciding whether to take any action, the Fund's Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                    TAXATION

    Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND

    The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under the Code.

    To qualify for the favorable U.S. Federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest each taxable year. The American Jobs Creation Act of 2004 (the 'Jobs Creation Act'), which the President recently signed into law, provides that for taxable years beginning after October 22, 2004, income from 'qualified publicly traded partnerships,' as that term is defined in the Code, will be treated as good income for purposes of the 90% gross income requirement described above. However, the aggregate value of a regulated investment company's holdings in qualified publicly traded partnerships may not exceed 25 percent of the regulated investment company's total value. In addition, the Jobs Creation Act provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to regulated investment company holdings in a qualified publicly traded partnership, with respect to items attributable to such interest.

    As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement (described below) are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no Federal income tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

    If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to shareholders as ordinary income. Such distributions generally would be eligible
(i) to be treated as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction ('DRD') in the case of corporate shareholders.

DISTRIBUTIONS

    For U.S. Federal income tax purposes, dividends paid out of the Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. For taxable years beginning on or before December 31, 2008, qualified dividend income received by individual shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs generally will not be eligible to be treated as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions apply to each shareholder's investment in the Fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will be taxed at the rates applicable to ordinary income and not long-term capital gains, unless Congress enacts legislation providing otherwise.

    Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

    Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations (other than REITs) for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be 'debt-financed' (generally, acquired with borrowed funds), (ii) if it has been received with respect to any share of stock that the Fund has not met certain holding period requirements or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

    Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

    The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will
(i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Shareholders will be notified annually as to the U.S. federal tax status of distributions.

    Although the Fund may realize tax-exempt income on certain investments, it will generally be unable to pass through to its shareholders the tax-exempt nature of that income.

SALE OR EXCHANGE OF FUND SHARES

    Upon the sale or other disposition of shares of the Fund which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gain rate for individuals has been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% brackets) for taxable years beginning on or before December 31, 2008. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

    Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but may apply retroactively when issued, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders

(i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and
(iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

INVESTMENT IN NON-U.S. SECURITIES

    The Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

PASSIVE FOREIGN INVESTMENT COMPANY

    If the Fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' under the Code (a 'QEF'), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

FOREIGN CURRENCY TRANSACTIONS

    Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

BACKUP WITHHOLDING

    The Fund may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service ('IRS') that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

FOREIGN SHAREHOLDERS

    U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a 'foreign shareholder') depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the shareholder.

    Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see 'Taxation -- Investment in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions. Under the Jobs Creation Act, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as 'interest-related dividends' or 'short-term capital gain dividends.' Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.

    Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'Taxation -- Backup Withholding' above. Under the Jobs Creation Act, distributions attributable to gains from U.S. real property interests (including U.S. real property holding corporations), which may include gain on the sale of shares in certain non-domestically controlled REITs and certain capital gain distributions, will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. See 'Taxation -- Foreign Shareholders -- Income Effectively Connected' below. This provision would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Any gain that a foreign shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless (i) the shareholder is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements or (ii) except, as provided for under the Jobs Creation Act, where the regulated investment company is 50% or more owned by U.S. persons, at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and the foreign shareholder actually or constructively held more than 5% of the shares of the Fund. In that event the gain from the sale or exchange would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares. This withholding tax would then be credited against the foreign shareholder's U.S. federal income tax liability on such disposition. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

    Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS

    Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXATION

    Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

    From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

    The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                  P(1 + T)'pp'n = ERV

  Where: P =  a hypothetical initial payment of $1,000

         T =  average annual total return

         n =  number of years

       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


YIELD

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                 a-b
                   =   ----------------------
                       2[(cd + 1)'pp'6  -  1]

  Where: a =  dividends and interest earned during the period,

         b =  expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

    In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the 30 same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

    Marketing materials for the Fund may make reference to other closed-end investment companies for which the Investment Manager serves as investment adviser. The past performance of any other Cohen & Steers Fund is not a guarantee of future performance for the Fund.

           COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Simpson Thacher & Bartlett LLP serves as counsel to the Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. PricewaterhouseCoopers LLP have been appointed as independent registered public accounting firm for the Fund. The statement of assets and liabilities of the Fund as of January 5, 2005 included in this Statement of Additional Information has been so included in reliance on the report of PricewaterhouseCoopers LLP, New York, New York, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

              COHEN & STEERS DIVIDEND MAJORS FUND, INC.
      STATEMENT OF ASSETS AND LIABILITIES AS OF JANUARY 5, 2005

Assets:
    Cash....................................................  $100,275
                                                              --------
        Total Assets........................................   100,275
                                                              --------
Liabilities
        Total Liabilities...................................     --
                                                              --------
Net Assets applicable to 5,250 shares of $.001 par value
  common stock outstanding..................................  $100,275
                                                              --------
                                                              --------
Net asset value per Common Shares outstanding ($100,275
  divided by 5,250 Common shares outstanding)...............  $  19.10
                                                              --------
                                                              --------

NOTES TO FINANCIAL STATEMENT

NOTE 1: ORGANIZATION

    Cohen & Steers Dividend Majors Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on September 13, 2004 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end diversified management investment company. The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock ('Shares') under the Securities Act of 1933, and the sale of 5,250 shares ('Initial Shares') for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Advisor'). The proceeds of such initial Shares in the Fund were invested in cash. There are 100,000,000 shares of $0.001 par value common stock authorized.

    Cohen & Steers Capital Management, Inc. has agreed to pay all organization expenses (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $0.04 per Common Share. The total offering costs of the Fund are expected to be $1,680,000, of which the Fund is expected to bear $400,000.

NOTE 2: ACCOUNTING POLICIES

    The preparation of the financial statement in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 3: INVESTMENT MANAGEMENT AGREEMENT, ADMINISTRATION AGREEMENT AND SUB-ADMINISTRATION AGREEMENT

    The Fund has entered into an Investment Management Agreement with the Advisor, under which the Advisor will provide general investment advisory and administrative services for the Fund. For providing these services, facilities and for bearing the related expenses, the Advisor will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.75% of the average daily net assets.

    The Fund has entered into an Administration Agreement with the Advisor, under which the Advisor performs certain administrative functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration, State Street Bank has assumed responsibility for certain fund administration services.

    For its services under the Administration Agreement, the Advisor receives a monthly fee from the Fund at the annual rate of .04% of the Fund's average daily net assets. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the aggregate average net assets of all the funds in the Cohen & Steers fund complex at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion and .01% of assets in excess of $4.4 billion, with a minimum fee per fund of $120,000. The aggregate fee paid by the Fund and the other funds in the Cohen & Steers complex to State Street Bank is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares outstanding, the monthly average net assets will be adjusted by the monthly average liquidation value of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of COHEN & STEERS DIVIDEND MAJORS FUND, INC.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Cohen & Steers Dividend Majors Fund, Inc. (the 'Fund') at January 5, 2005, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
January 18, 2005

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1) Financial Statements

    Part A -- None

    Part B -- Report of Independent Registered Public Accounting Firm****

    Statement of Assets and Liabilities****

2) Exhibits


(a) -- Articles of Incorporation*
(b) -- By-Laws*
(c) -- Not Applicable
(d) -- (i) Form of specimen share certificate***
    -- (ii) The rights of security holders are defined in the Registrant's Articles of Incorporation (Article FIFTH and
       Article EIGHTH) and the Registrant's By-Laws (Article II and Article VI).*
(e) -- Form of Dividend Reinvestment Plan****
(f) -- Not Applicable
(g) -- Form of Investment Management Agreement***
(h) -- Form of Purchase Agreement****
(i) -- Not Applicable
(j) -- Form of Custodian Agreement***
(k) -- (i) Form of Transfer Agency, Registrar and Dividend
       Disbursing Agency Agreement****
    -- (ii) Form of Administration Agreement between the Fund
       and the Investment Manager***
    -- (iii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company***
(l) -- (i) Opinion and Consent of Simpson Thacher & Bartlett LLP****
    -- (ii) Opinion and Consent of Venable LLP****
(m) -- Not Applicable
(n) -- Consent of Independent Registered Public Accounting Firm*****
(o) -- Not Applicable
(p) -- Form of Investment Representation Letter***
(q) -- Not Applicable
(r) -- Joint Code of Ethics of the Fund and the Investment Manager****
(s) -- Powers of Attorney**


---------
    * Filed on September 13, 2004 with the Fund's Registration Statement on Form N-2.

   ** Filed on December 7, 2004 with Pre-effective Amendment No. 1 to the Fund's
      Registration Statement on Form N-2.

  *** Filed on December 17, 2004 with Pre-effective Amendment No. 2 to the
      Fund's Registration Statement on Form N-2.


 **** Filed on January 20, 2005 with Pre-effective Amendment No. 3 to the Fund's
      Registration Statement on Form N-2.

***** Filed herewith.


ITEM 25. MARKETING ARRANGEMENTS

    See Exhibit 2(h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC Registration fees.......................................  $   35,000
New York Stock Exchange listing fee*........................      50,000
Printing and engraving expenses*............................     820,000
Auditing fees and expenses*.................................      40,000
Legal fees and expenses*....................................     400,000
NASD Fees*..................................................      30,000
Miscellaneous*..............................................       5,000
                                                              ----------
    Total*..................................................  $1,380,000
                                                              ----------
                                                              ----------

---------
* Estimated.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Common Stock, par value $.001 per share.....................       One

ITEM 29. INDEMNIFICATION

    It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant's Articles of Incorporation, and Article VIII of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the 'Investment Manager'), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Management Agreement.

    The Registrant has agreed to indemnify the Underwriters of the Registrant's common stock to the extent set forth in Exhibit 2(h).

    Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

    The descriptions of the Investment Manager under the caption 'Management of the Fund' in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this registration statement are incorporated by reference herein.

The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

                      NAME                                               TITLE
                      ----                                               -----
Robert H. Steers................................  Co-Chairman and Co-Chief Executive Officer, Director
Martin Cohen....................................  Co-Chairman and Co-Chief Executive Officer, Director
Joseph M. Harvey................................  President
Adam M. Derechin................................  Chief Operating Officer
John J. McCombe.................................  Executive Vice President
Douglas R. Bond.................................  Executive Vice President
James S. Corl...................................  Senior Vice President
Lawrence B. Stoller.............................  Executive Vice President and General Counsel
William F. Scapell..............................  Senior Vice President
Kevin P. Norton.................................  Senior Vice President
Jay J. Chen.....................................  Senior Vice President
Robert Becker...................................  Senior Vice President
William J. Frischling...........................  Senior Vice President
Victor M. Gomez.................................  Senior Vice President and Chief Financial Officer
Rahul Bhattacharjee.............................  Vice President and Director of Investment Research
Terrance R. Ober................................  Vice President
Anthony Dotro...................................  Vice President
Robert Tisler...................................  Vice President
Mark Freed......................................  Vice President
Norbert Berrios.................................  Vice President
John E. McLean..................................  Vice President and Associate General Counsel
Salvatore Rappa.................................  Vice President and Associate General Counsel
David Oakes.....................................  Vice President
Thomas Bohjalian................................  Vice President
Hoyt Peters.....................................  Vice President
Sandra Morgan...................................  Vice President
Ben Morton......................................  Vice President
Pascal van Garderen.............................  Vice President
Elain Zahans-Nikas..............................  Vice President
Fran Zukowski...................................  Vice President
Blair Lewis.....................................  Vice President
Scott Collins...................................  Vice President
Rizaldi Santiago................................  Controller

    Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

    Cohen & Steers Advantage Income Realty Fund, Inc.

    Cohen & Steers Institutional Realty Shares, Inc.

    Cohen & Steers Realty Income Fund, Inc.

    Cohen & Steers Premium Income Realty Fund, Inc.

    Cohen & Steers Quality Income Realty Fund, Inc.

    Cohen & Steers Realty Shares, Inc.

    Cohen & Steers REIT and Preferred Income Fund, Inc.

    Cohen & Steers REIT and Utility Income Fund, Inc.

    Cohen & Steers Select Utility Fund, Inc.

    Cohen & Steers Total Return Realty Fund, Inc.

    Cohen & Steers Realty Focus Fund, Inc.

    Cohen & Steers Utility Fund, Inc.

    American Skandia Trust -- AST Cohen & Steers Realty Portfolio

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017.

ITEM 32. MANAGEMENT SERVICES

    Not applicable.

ITEM 33. UNDERTAKINGS

    (1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2) Not applicable.

    (3) Not applicable.

    (4) Not applicable.

    (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the registration statement as of the time it was declared effective.

    Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

    (6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 25th day of January, 2005.


                                          COHEN & STEERS DIVIDEND
                                          MAJORS FUND, INC.

                                          BY:        /s/ ROBERT H. STEERS
                                              ..................................
                                                      ROBERT H. STEERS
                                                          CHAIRMAN

    Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


                 SIGNATURE                                TITLE                          DATE
                 ---------                                -----                          ----
             /s/ MARTIN COHEN               President, Treasurer and Director      January 25, 2005
...........................................
              (MARTIN COHEN)

       By:  /s/ ROBERT H. STEERS            Director, Chairman and Secretary       January 25, 2005
 .........................................
             (ROBERT H. STEERS)

                     *                      Director                               January 25, 2005
 .........................................
              (BONNIE COHEN)

                     *                      Director                               January 25, 2005
 .........................................
             (GEORGE GROSSMAN)

                     *                      Director                               January 25, 2005
 .........................................
            (RICHARD E. KROON)

                     *                      Director                               January 25, 2005
 .........................................
            (RICHARD J. NORMAN)

                     *                      Director                               January 25, 2005
 .........................................
              (FRANK K. ROSS)

                     *                      Director                               January 25, 2005
 .........................................
         (WILLARD H. SMITH, JR.)

                     *                      Director                               January 25, 2005
 .........................................
          (C. EDWARD WARD, JR.)

      *By:    /s/ MARTIN COHEN
 .........................................
               MARTIN COHEN
             ATTORNEY-IN-FACT

                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as..................................    'D'
Characters normally expressed as superscript shall be preceded by........   'pp'